UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

IMPAX LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Back to Contents

30831 Huntwood Avenue, Hayward, California 94544

Notice of 2012 Annual Meeting of Stockholders

MAY 22, 2012

9:00 a.m., Pacific Daylight Time

Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 22, 2012: the Proxy Statement and the Annual Report to Stockholders are available at www.proxyvote.com

To Our Stockholders:

The 2012 Annual Meeting of Stockholders of Impax Laboratories, Inc. will be held on Tuesday, May 22, 2012, at 9:00 a.m., Pacific Daylight Time, at the Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402, for the following purposes:

(i)

to elect seven directors, as described in the accompanying proxy statement;

(ii)

to hold an advisory vote to approve named executive compensation (“say-on-pay”);

(iii)

to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(iv)

to transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

You may obtain directions to the Marriott Hotel by contacting it directly at (650) 653-6000 or accessing the hotel’s Web site at http://www.marriott.com/hotels/maps/directions/sfosa-san-mateo-marriott-san-francisco-airport.

Only stockholders of record at the close of business on April 5, 2012 are entitled to notice of, and to vote at, the annual meeting and at any postponements or adjournments thereof. A list of such stockholders will be available for inspection by our stockholders at the annual meeting, as well as at our principal executive offices located at 30831 Huntwood Avenue, Hayward, California 94544 during ordinary business hours for the ten-day period prior to the annual meeting.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE YOUR SHARES PROMPTLY TO ENSURE THEY ARE REPRESENTED AT THE ANNUAL MEETING. YOU MAY SUBMIT YOUR PROXY VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET AS DESCRIBED IN THE FOLLOWING MATERIALS OR BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE SELF-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. Voting by telephone, Internet or mail will not prevent you from later revoking that proxy and voting in person at the Annual Meeting. If you want to vote at the Annual Meeting, but your shares are held in street name by a broker, trust, bank or other nominee, you will need to obtain proof of ownership as of April 5, 2012 and a proxy to vote the shares from such broker, trust, bank or other nominee.

April 19, 2012

Hayward, California

By Order of the Board of Directors,

Mark A. Schlossberg
Senior Vice President, General Counsel and Corporate Secretary

Back to Contents

Table of Contents

GENERAL INFORMATION	1
PROPOSAL 1	ELECTION OF DIRECTORS	4
EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION	12
COMPENSATION COMMITTEE REPORT	33
PROPOSAL 2	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	34
PROPOSAL 3	RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
AUDIT COMMITTEE REPORT	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37
STOCKHOLDER PROPOSALS	39
HOUSEHOLDING	39
ANNUAL REPORTS	40

Back to Contents

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Impax Laboratories, Inc. to be held on Tuesday, May 22, 2012 at 9:00 a.m., Pacific Daylight Time, at the Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402.

Details regarding the business to be conducted at the annual meeting are described in the accompanying notice of the annual meeting and proxy statement. We have also made available a copy of our 2011 Annual Report, which includes our audited financial statements and provides information about our business and products. We encourage you to read these materials carefully.

Your vote is important. Whether you plan to attend the annual meeting in person or not, we hope you will vote as soon as possible. You may vote by proxy electronically through the Internet or by telephone, as described in the accompanying materials, or by completing and signing the enclosed proxy card and returning it in the self-addressed envelope provided for your convenience. Please review the instructions on each of your voting options described in this proxy statement.

On behalf of our board of directors, I would like to express our appreciation for your continued support. We look forward to seeing you at the annual meeting.

April 19, 2012

Sincerely,

Robert L. Burr
Chairman of the Board of Directors

Back to Contents

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

This proxy statement is furnished to you as a holder of our common stock, par value $0.01 per share, in connection with the solicitation of proxies by our board of directors for use at the 2012 Annual Meeting of Stockholders or at any postponement or adjournment thereof. References in this proxy statement to “Impax,” “the Company,” “we,” “us,” and “our” mean Impax Laboratories, Inc. and its subsidiaries unless the context indicates otherwise.

The notice of the annual meeting, this proxy statement, the enclosed proxy card and the annual report to stockholders, collectively referred to as the “proxy materials,” will be first sent or given to our stockholders on or about April 19, 2012.

When and where will the annual meeting be held?

The annual meeting will be held on Tuesday, May 22, 2012, at 9:00, a.m., Pacific Daylight Time, at the Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402.

What proposals will be voted on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon:

(i)

the election of seven directors, as described in this proxy statement;

(ii)

an advisory vote to approve executive compensation, referred to as “say-on-pay;”

(iii)

the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(iv)

such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board is not aware of any other matters that will come before the annual meeting or any postponement or adjournment of the annual meeting.

How does the board of directors recommend that I vote?

The board unanimously recommends that stockholders vote:

(i)

“FOR” the election of the seven nominees for director named in the section entitled “Proposal One – Election of Directors” of this proxy statement;

(ii)

“FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement; and

(iii)

“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

What is a proxy?

A proxy is your legal designation of another person, also referred to as the “proxy,” to vote on your behalf. By properly signing and returning the enclosed proxy card or by voting by Internet or telephone, you are giving the persons who our board designated as proxies the authority to vote your shares in the manner that you indicate on your proxy card or by voting by Internet or telephone. The board has designated Michael Nestor, President of Impax Pharmaceuticals, our branded products division, and Dr. Carole Ben-Maimon, President of Global Pharmaceuticals, our generic products division, to serve as proxies for the annual meeting. If any other matters properly come before the meeting or any postponement or adjournment of the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 1

Back to Contents

Whether or not you are able to attend the annual meeting, you are urged to complete and return your proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted in the manner recommended by our board on all matters presented in this proxy statement.

In addition, the proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the annual meeting: (i) matters to be presented at the annual meeting of which we did not have notice on or prior to February 15, 2012; (ii) the election of any person to any office for which a bona fide nominee named in this proxy statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act;” and (iv) matters incident to the conduct of the annual meeting.

Who is entitled to vote at the annual meeting?

Our board set the close of business on April 5, 2012 as the “record date” for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. On April 5, 2012, there were 67,290,708 shares of common stock issued and outstanding.

How do I vote my shares?

Stockholders of Record

If your shares of common stock are registered directly in your name with our transfer agent, StockTrans, you are considered, with respect to those shares, the stockholder of record. Stockholders of record may vote in person at the annual meeting or by proxy using the enclosed proxy card, by telephone or electronically through the Internet.

The deadline for stockholders of record to vote by telephone or electronically through the Internet is 11:59 p.m., Eastern Time, on May 21, 2012. Set forth below is a summary of the three voting methods which stockholders of record may utilize to submit their votes by proxy:

Vote by Telephone

1-800-690-6903. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card (which contains your control number) in hand when you call, and follow the instructions provided.

Vote Electronically through the Internet

http://www.proxyvote.com. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card (which contains your control number) in hand when you access the Web site. Follow the instructions to obtain your records and to create an electronic voting instruction form.

Vote by Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided you or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Whether or not you plan to attend the annual meeting, we urge you to vote promptly using one of these methods to ensure your vote is counted.

If you vote by telephone or electronically through the Internet, you do not need to return your proxy card.

Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic or telephonic access such as usage charges of Internet service providers and telephone companies. We do not cover these costs; they are solely your responsibility. Please note, the telephone and Internet voting procedures available to you are valid forms of granting proxies under the General Corporation Law of the State of Delaware.

Beneficial Owners of Shares Held in Street Name

If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you should have received these proxy materials from that organization rather than us. The organization holding your shares is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the annual meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your uninstructed shares on “routine” matters but cannot vote on “non-routine” matters. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal Three) is considered routine under applicable rules. The organization that holds your shares may generally vote without your instruction on Proposal Three. The election of directors (Proposal One) and the advisory vote to approve executive compensation (Proposal Two) are matters considered non-routine under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on Proposal One or Proposal Two, the organization that holds your shares will not be able to vote your shares on such matter. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. However, “broker non-votes” will be considered present at the annual meeting and will be counted towards determining whether or not a quorum is present. Please instruct your bank or broker so your vote can be counted.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 2

Back to Contents

What vote is required to approve each proposal?

Each share of common stock that is outstanding as of the record date is entitled to one vote on each matter to be presented at the annual meeting. For Proposal One, directors are elected by a plurality of the votes of the shares of common stock that are present in person or represented by proxy at the annual meeting and are entitled to vote on the election of directors. Therefore, the seven nominees for director receiving the most “FOR” votes will be elected to serve on the board. Under Delaware law, an abstention or a broker non-vote will have no legal effect on the election of directors.

The approval of Proposal Two and Proposal Three and the approval of any other business as may properly come before the annual meeting, or any postponement or adjournment thereof, will require the affirmative vote of the majority of the shares of common stock that are present in person or represented by proxy at the annual meeting and are entitled to vote at the annual meeting. Under Delaware law, an abstention will be considered present and entitled to vote at the annual meeting and therefore will have the same legal effect as an “against” vote on Proposal Two and Proposal Three. A broker non-vote will not be counted as shares entitled to vote and accordingly will not affect the outcome of Proposal Two or Proposal Three.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid annual meeting. In order for a quorum to be present at the annual meeting, a majority of the issued and outstanding shares of common stock at the close of business on the record date must be present in person or represented by proxy at the annual meeting. All such shares that are present in person or represented by proxy at the annual meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

Can I revoke my proxy?

Yes, you may revoke your proxy at any time before it is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy by submitting a later-dated proxy electronically through the Internet or by telephone, or another signed proxy with a later date to Mark A. Schlossberg, our Senior Vice President, General Counsel and Corporate Secretary, or by attending the annual meeting and voting in person.

Attendance at the annual meeting will not in itself constitute a revocation of your proxy.

Before the taking of the vote at the annual meeting, any written notice of revocation should be sent to Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, California 94544, attention: Mark A. Schlossberg, or hand delivered to Mr. Schlossberg at the annual meeting.

If you are a beneficial owner of shares of common stock held in street name, please review the voting instructions provided by the organization holding your shares or contact such organization regarding how to change your vote. If you want to vote at the annual meeting, you will need to obtain a proxy to vote the shares from the organization holding your shares.

Where can I find the voting results of the annual meeting?

The voting results will be tallied by the inspector of election and published in our Current Report on Form 8-K, which we are required to file with the Securities and Exchange Commission, referred to as the “SEC,” within four business days following the annual meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K with the SEC within four business days of the day the final results are available.

Who will bear the cost of the solicitation of proxies?

We will bear the cost of the solicitation of proxies and will reimburse the reasonable expenses of brokerage firms, banks, broker-dealers or other similar organizations incurred in forwarding material to beneficial owners of common stock.

Who will solicit proxies on behalf of the board of directors?

In addition to mailing the proxy materials, proxies for use at the annual meeting may be solicited by our directors, officers and employees, none of whom will receive additional compensation for such solicitation activities, in person or by telephone.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 3

Back to Contents

PROPOSAL 1  ELECTION OF DIRECTORS

Our amended and restated bylaws provide that the number of directors on the board will consist of not less than one or more than ten, with the exact number to be fixed by the board.

At the annual meeting, the stockholders will elect seven directors, each to serve for a term of one year and until his successor has been elected and qualified or until the director’s earlier death, resignation or removal. The board has nominated the following individuals for election as director at the annual meeting: Leslie Z. Benet, Ph.D.; Robert L. Burr; Allen Chao, Ph.D.; Nigel Ten Fleming, Ph.D.; Larry Hsu, Ph.D.; Michael Markbreiter; and Peter R. Terreri. Each nomination for director was based upon the recommendation of our nominating committee. All nominees have consented to be named and have indicated their intent to serve if elected. The board has no reason to believe that any of the nominees will decline or will be unable to serve as a director.

Unless directed otherwise, the persons named in the enclosed proxy intend to vote all proxies received by them “FOR” (i) the election as directors of the seven nominees listed above, or (ii) if any of these nominees becomes unavailable for election, for a substitute nominee designated by the board in accordance with their best judgment as they deem advisable.

The following table sets forth information, as of the record date, concerning our current directors who are nominees for election to the board:

Name	Age	Director Since	Positions Held	Committee Memberships
Leslie Z. Benet, Ph.D.	74	2001	Director	Compensation Committee and Nominating Committee
Robert L. Burr	61	2001	Chairman and Director	Audit Committee, Compensation Committee(1) and Nominating Committee
Allen Chao, Ph.D.	66	2010	Director	Audit Committee
Nigel Ten Fleming, Ph.D.	58	1999	Director	Compensation Committee and Nominating Committee(1)
Larry Hsu, Ph.D.	63	1999	President, Chief Executive Officer and Director	—
Michael Markbreiter	50	1997	Director	Audit Committee
Peter R. Terreri	54	2003	Director	Audit Committee(1)
(1) Chairman of the committee.

Our employment agreement with Dr. Hsu, which was effective as of January 1, 2010, provides that during the term of his employment, the board will nominate and recommend to stockholders his election as our director.

Other than the employment agreement with Dr. Hsu described above, none of our directors, nominees for director or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors. In addition, there is no family relationship between any of our directors, nominees for director or executive officers.

Set forth below is the business experience of, and any other public company or registered investment company directorships held by, the current members of the board and nominees for director for at least the past five years, as well as a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as our directors.

Current Directors and Nominees for Director

Leslie Z. Benet, Ph.D. has been a Professor since 1969 of, and has also served as Chairman of, the Department of Bioengineering and Therapeutic Sciences (1978-1998), University of California, San Francisco (UCSF). Dr. Benet has been a founder of four biopharmaceutical start-up companies, for one of which he presently serves as chair of the Scientific Advisory Board (Hurel Corp). He received his A.B. (English), B.S. (Pharmacy), and M.S. from the University of Michigan, and his Ph.D. from the University of California. Dr. Benet has received eight honorary doctorates: Uppsala University, Sweden (Pharm.D., 1987); Leiden University, The Netherlands (Ph.D., 1995); University of Illinois at Chicago (D.Sc., 1997); Philadelphia College of Pharmacy and Science (D.Sc., 1997); Long Island University (D.Sc., 1999); University of Athens, Greece (Ph.D., 2005); Catholic University of Leuven, Belgium (Ph.D., 2010) and University of Michigan (D.Sc., 2011). In 1985, Dr. Benet served as President of the APhA Academy of Pharmaceutical Sciences. During 1986, Dr. Benet was a founder and first President of the American Association of Pharmaceutical Scientists. In 1987, Dr. Benet was elected to membership in the Institute of Medicine of the National Academy of Sciences. Dr. Benet formerly served as Chair of the FDA Expert Panel on Individual Bioequivalence and the FDA Center for Biologics Peer Review Committee, and as a member of the FDA Science Board and the Generic Drugs Advisory Committee. Dr. Benet presently serves as a member of the IOM Forum on Drug Discovery, Development and Translation. Dr. Benet brings to the board deep knowledge and understanding of the biopharmaceutical industry, as well as policies and practices of the U.S. Food and Drug Administration, and provides the board with a unique perspective in the development of our corporate strategy based on his more than 40 years of experience in the science underlying our business.

Robert L. Burr has been a self-employed investment manager since May 2008. Mr. Burr was employed by J.P. Morgan Chase & Co. and associated entities from 1995 to May 2008, at which time he resigned his position as Managing Partner of the Fleming US Discovery III Funds. From October 2001 to October 2005, Mr. Burr was also a Partner at Windcrest Discovery Investments LLC, an investment management firm. Mr. Burr previously served as a director of Hudson Technologies, Inc., a publicly traded refrigerant services company, from 1999 to 2007. From 1992 to 1995, Mr. Burr was head of Private Equity at the investment banking firm Kidder, Peabody & Co., Inc. Prior to that time, Mr. Burr served as the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund I, L.P. and was a corporate lending officer with Citibank, N.A. Mr. Burr received an MBA from Columbia University and a BA from Stanford University. Mr. Burr’s financial acumen and his extensive knowledge of capital markets represent a valuable resource to the board in the assessment of our capital and liquidity needs. In addition, Mr. Burr’s venture capital and private equity investment experience gives him the leadership and consensus-building skills to guide the board on a variety of matters, including compensation, corporate governance and risk assessment.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 4

Back to Contents

Allen Chao, Ph.D. , has been Chairman of Newport Healthcare Advisors, LLC, a healthcare investment management and consulting company, since January 2008. Dr. Chao was a co-founder of Watson Pharmaceuticals, Inc., a specialty pharmaceutical company, serving as a director from 1985 to May 2008, Chairman of the board of directors from May 1996 to May 2008, and Chief Executive Officer from 1985 to September 2007. While at Watson, Dr. Chao oversaw the company’s growth, through internal R&D, licensing and acquisitions of pharmaceutical products and technologies, as well as mergers and acquisition activities. Dr. Chao received a Ph.D. in industrial and physical pharmacy from Purdue University in 1973. In May of 2000, he received the degree of Doctor of Science from Purdue Dr. Chao’s experience brings to the board a profound understanding of financial investment, business development, strategic planning and operational management in our industry and can provide invaluable practical guidance, insight and perspective with respect to our operations, strategy, and corporate governance.

Nigel Ten Fleming, Ph.D. has served as the Executive Chairman of A-Cube, Inc., a monoclonal antibody and DNA vaccine therapeutics company, since November 2011 and previously served as its Chief Executive Officer and director from November 2009 to November 2011. Dr. Fleming also currently serves as Chairman of G2B Pharma Inc., a company which he founded in 2008, and as a member of the board of directors of Genmedica Therapeutics, a diabetes company based in Barcelona. He previously founded Athena Diagnostics, a neurological diagnostics reference laboratory, serving in various capacities, including as Chairman, CEO and Vice President of Business Development prior to the company’s 1995 sale to Athena Neurosciences/Elan Pharmaceuticals and subsequent 2011 sale to Quest Diagnostics, Inc. Dr. Fleming also served on the board of directors of Exemplar Corporation, a subsidiary of publicly traded Transgenic Sciences Inc., from 1992 to 1994 and also consulted for, and served in various leadership roles at a number of early-stage biotechnology companies, including with Gamera Biosciences from 1995 to 1997, Nephros from 1993 to 1995, TheraMed Partners from 1997 to 1998 and Plant Cell Technologies from 1996 to 1998. Dr. Fleming obtained his Ph.D. in Clinical Biochemistry from the University of Cambridge in England, completed a post-doctorate at Boston University School of Medicine from 1983 to 1984 and was a lecturer and researcher at Harvard Medical School from 1984 to 1989. Dr. Fleming’s experience at life sciences companies as well as his extensive knowledge of biochemistry provides the board with the depth of understanding of our company’s business as well as valuable financial, operational and strategic expertise. In addition, Dr. Fleming also brings to the board a perspective on corporate governance and compensation matters.

Larry Hsu, Ph.D. has been our President and Chief Executive Officer since October 2006. Prior to holding these positions, Dr. Hsu served as our President and Chief Operating Officer beginning in 1999. Dr. Hsu co-founded Impax Pharmaceuticals, Inc. in 1994 and served as its President, Chief Operating Officer and a member of the board from its inception until its merger with us in in 1999. From 1980 to 1995, Dr. Hsu worked at Abbott Laboratories, where, during his last four years, he served as Director of Product Development. Dr. Hsu obtained his Ph.D. in pharmaceutics from the University of Michigan. Dr. Hsu’s experience as our co-founder, President and Chief Executive Officer, and previously our President and Chief Operating Officer, provides the board with unique insights into our operations, challenges and opportunities. In addition, his 30-year background in the pharmaceutical industry and knowledge in the underlying science brings special expertise to the board in developing our business strategies.

Michael Markbreiter , a private investor, was a portfolio manager for Morgan Stanley from October 2004 to May 2005 and Sofaer Capital, a global hedge fund, from December 2000 to September 2001. From August 1995 to December 1998, Mr. Markbreiter was a portfolio manager for private equity investments for Kingdon Capital Management Corp., a New York hedge fund. In April 1994, he co-founded Ram Investment Corp., a venture capital company. From March 1993 to January 1994, Mr. Markbreiter was an analyst at Alliance Capital Management Corp. From July 1983 to September 1989, Mr. Markbreiter was an Executive Editor for Arts of Asia magazine. Mr. Markbreiter graduated from Cambridge University with a degree in Engineering. Mr. Markbreiter’s experience in executive management brings to the board his business and financial expertise as well as comprehensive knowledge of risk-management matters.

Peter R. Terreri is President, Chief Executive Officer and director of CGM, Inc., a manufacturing company that he has owned and operated since 2000. He previously served as Senior Vice President and Chief Financial Officer of Teva Pharmaceuticals USA from 1985 through 2000 and as an auditor at PricewaterhouseCoopers LLP from 1981 to 1984. Mr. Terreri received his B.S. in Accounting from Drexel University and has been a certified public accountant since 1981. Mr. Terreri’s more than 20 years of experience in the pharmaceutical industry provides the board with comprehensive understanding of our operations and strategy. His prior experience as Chief Financial Officer of a major generic pharmaceutical company also brings to the board deep understanding of accounting and risk management issues.

Board and Committee Matters

Board Leadership Structure

We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. Mr. Burr serves as the Chairman of the board, and Dr. Hsu serves as a director as well as our President and Chief Executive Officer. Our Chief Executive Officer is responsible for setting our strategic direction and for our day to day leadership and performance, while our Chairman provides guidance to the Chief Executive Officer, sets the agenda for board meetings and presides over meetings of the board. Our Chairman qualifies as an independent director. See “— Independence.”

The board has selected this leadership structure in the belief that separating the principal executive officer and board chairman positions allows for a more efficient division of responsibilities in light of the high demands on the time of each. The board believes that its leadership structure is well suited to the company’s business because it contributes to a more independent board, leads to productive internal board dynamics and allows Dr. Hsu to concentrate on our business and operations.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 5

Back to Contents

Board’s Role in Risk Oversight

We are exposed to a number of risks and undertake at least annually an enterprise risk management review to identify and evaluate these risks and to develop plans to manage them effectively. It is management’s responsibility to manage risk and bring the material risks applicable to the company to the board’s attention. The board has oversight responsibility of the processes established to report and monitor these risks. On behalf of the board, the audit committee plays a key role in the oversight of our enterprise risk management function. Mr. Koch, our Chief Financial Officer, is directly responsible for our enterprise risk management function and reports both to the President and Chief Executive Officer and to the audit committee in this capacity. In fulfilling his risk-management responsibilities, Mr. Koch works closely with members of our senior management and meets with the audit committee at least four times a year to discuss the risks facing our company, highlighting any new risks that may have arisen since the committee last met. The audit committee also reports to the board on a regular basis to apprise them of their discussions with Mr. Koch regarding our enterprise risk management efforts. Finally, Mr. Koch reports directly to the board on at least an annual basis to apprise it directly of our enterprise risk management efforts. In addition to the audit committee, the other committees of the board consider the risks within their areas of responsibility. For example, the compensation committee considers the risks related to our compensation programs and, in setting compensation, strives to create incentives that do not encourage risk-taking behavior that is inconsistent with the company’s business strategy. The nominating committee considers risks related to succession planning and oversees the appropriate allocation of responsibility for risk oversight among the committees of the board. We believe that our current leadership structure supports the board’s risk oversight role.

Independence

The board has determined, after considering all relevant facts and circumstances, including issues that may arise as a result of any director compensation (whether direct or indirect) or any charitable contribution we may make to organizations with which a director is affiliated, that each of our current directors other than Dr. Larry Hsu, our president and chief executive officer, is independent under the independence standards contained in the listing requirements of The NASDAQ Stock Market LLC, referred to as “NASDAQ.”

Meetings of the Board and Committees

In 2011, there were nine board meetings. The board has three standing committees: the audit committee, the compensation committee and the nominating committee. Our audit committee held five meetings, our compensation committee held six meetings and our nominating committee held four meetings in 2011. During 2011, each of our current directors attended at least 80% of the aggregate of (i) all of the meetings of the board and (ii) all of the meetings of all committees of the board on which such director served. The board regularly holds executive sessions without members of management present.

Committees of the Board

Audit Committee

The board has appointed a standing audit committee, currently consisting of Peter R. Terreri, as chairman, and Robert L. Burr, Allen Chao, Ph.D., and Michael Markbreiter. The board has determined that each member of the audit committee is independent, as defined in the applicable NASDAQ and SEC rules and regulations. In addition, the board has determined that Mr. Terreri qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K promulgated by the SEC.

The audit committee is governed by a written charter approved by the board, which is posted on our Web site (www.impaxlabs.com) and accessible via the “Investor Relations” page. The principal purpose of the audit committee is to oversee our accounting and financial reporting processes and the audit of our financial statements. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the firm selected to be engaged as our independent registered public accounting firm, and pre-approves the engagement of the independent registered public accounting firm for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. In addition, the audit committee establishes procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee

The board has appointed a standing compensation committee, currently consisting of Robert L. Burr, as chairman, and Leslie Z. Benet, Ph.D. and Nigel Ten Fleming, Ph.D. The board has determined that each member of the compensation committee is independent, as defined in the applicable rules and regulations of NASDAQ and the SEC.

The board has adopted a written compensation committee charter, which is posted on our Web site (www.impaxlabs.com) and accessible via the “Investor Relations” page. The principal duties of the compensation committee are to formulate, evaluate and recommend the compensation of our executive officers and directors to the board and the oversight of all compensation programs involving the issuance of our stock and other equity securities. Our Chief Executive Officer makes recommendations concerning the amount and form of executive compensation, other than his own compensation, to the compensation committee.

The committee uses the consulting services of Radford, a division of Aon Hewitt, which is a subsidiary of Aon Corporation, referred to as “Radford,” as its outside compensation consultant in evaluating executive compensation.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 6

Back to Contents

Radford as Compensation Committee Consultant

The compensation committee has retained Radford as its outside compensation consultant as a result of a competitive bidding process conducted by management on behalf of the compensation committee. Management did not specifically recommend Radford. Radford regularly meets with the compensation committee and provides advice regarding the design and implementation of our executive compensation program as well as our director compensation program. In particular, upon the compensation committee’s request, Radford:

•

reviews and makes recommendations regarding executive and director compensation (including amounts and forms of compensation);

•

provides market data and performs benchmarking;

•

advises the compensation committee as to best practices and regulatory or legislative changes; and

•

assists in the preparation of our compensation-related disclosure included in this proxy statement.

In providing services to the compensation committee, with the compensation committee’s knowledge, Radford may contact our management from to time to time to obtain data and other information about us and to work together in the development of proposals and alternatives for the compensation committee to review and consider.

In addition, in fiscal 2011, (i) Aon Hewitt Health & Benefits, an affiliate of Radford, provided services as an insurance broker for our medical insurance and employee benefits insurance, (ii) Aon Hewitt Executive Benefits, an affiliate of Radford, provided services as a third party administrator of our non-qualified deferred compensation plan and additional company-paid executive health and disability benefit plans, and (iii) Aon Risk Services, an affiliate of Radford, provided services as an insurance broker for our products liability insurance and other commercial business insurance.

The compensation committee regularly evaluates the nature and scope of the services provided by Radford. The compensation committee approved the fiscal 2011 executive and director compensation consulting services described above. Although the compensation committee was aware of the other services performed by Aon Hewitt Health & Benefits, Aon Hewitt Executive Benefits and Aon Risk Services, and considered any potential conflict with Radford’s independence, the compensation committee did not review such other services as those services were reviewed and approved by management in the ordinary course of business.

In order to ensure that Radford is independent, Radford is only engaged by, takes direction from, and reports to, the compensation committee and, accordingly, only the compensation committee has the right to terminate or replace Radford at any time. Further, Radford maintains certain internal controls within Aon Corporation which include, among other things:

•

Radford is managed separately within Aon Corporation and performance is measured solely on the Radford business;

•

no commissions or cross revenue is provided to Aon Corporation in the event that Aon Corporation introduces Radford to an account, and no Aon Corporation staff member is paid commissions or incentives for Radford services;

•

Radford is not rewarded for selling Aon Corporation services nor is Radford required to cross-sell services;

•

Radford maintains its own account management structure, contact database and IT network and its survey data is on a separate IT platform from Aon Corporation; and

•

no member of Radford’s team is involved in, or sits on, any Aon Corporation committee for purposes of selling Aon Corporation services.

Risk Assessment in Compensation Policies and Practices for Employees

The compensation committee reviewed the elements of our compensation policies and practices for all employees, including executive officers, in order to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our company. The compensation committee concluded that the following features of our compensation programs guard against excessive risk-taking:

•

compensation programs provide a balanced mix of short-term and longer-term incentives in the form of cash and equity compensation;

•

base salaries are consistent with employees’ duties and responsibilities;

•

corporate performance goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation;

•

cash incentive awards are capped by the compensation committee;

•

cash incentive awards are tied mostly to corporate performance goals, rather than individual performance goals; and

•

vesting periods for equity awards encourage executives to focus on sustained stock price appreciation.

The compensation committee believes that, for all employees, including executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including executive officers, are not reasonably likely to have a material adverse effect on our company.

Nominating Committee

The board has appointed a standing nominating committee, currently consisting of Nigel Ten Fleming, Ph.D., as chairman, and Leslie Z. Benet, Ph.D. and Robert L. Burr. The board has determined that each member of the nominating committee is independent, as defined in the applicable NASDAQ and SEC rules and regulations.

The nominating committee is governed by a written charter approved by the board, which is posted on our Web site (www.impaxlabs.com) and accessible via the “Investor Relations” page. The principal purposes of the nominating committee are to develop and recommend to the board certain corporate governance policies, establish criteria for selecting new directors and identify, screen, recommend and recruit new directors. The nominating committee is also responsible for recommending directors for committee membership to the board.

The information regarding the audit committee, compensation committee and nominating committee on our Web site listed above is not, and should not be, considered part of this proxy statement and is not incorporated by reference in this document. The Web site is, and is intended only to be, an inactive textual reference.

Qualifications of Director Nominees

The nominating committee has not established specific education or years of business experience requirements for potential director nominees, but in general, expects that qualified nominees will possess a proven record of business acumen, success and leadership, including experience or expertise in one or more of the following areas: business, financial or accounting matters generally, the pharmaceutical industry, technical matters generally and the specific technologies we use and develop. In addition, potential director nominees will be evaluated by reference to requirements relating to the board and committee composition under the law and applicable NASDAQ listing standards.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 7

Back to Contents

Our bylaws provide that each director must be at least 21 years of age and that each director or nominee for election as our director must deliver to our Corporate Secretary a completed written questionnaire with respect to his or her background and qualifications and also agree, among other matters, that he or she is not and will not become party to any agreement with a third party concerning how he or she will act or vote on any issue or question, any similar agreement that could limit or interfere with the ability to comply with his or her duties as a director, or any undisclosed agreement providing for any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director.

Director Nominee Selection Process and Diversity Policy

In the case of an incumbent director whose term of office expires, the nominating committee reviews such director’s service during the past term, including the number of board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the qualifications for a director, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves.

In the case of a new director candidate, the selection process for director candidates includes the following steps:

•

identification of director candidates by the nominating committee based upon suggestions from current directors and executives and recommendations received from stockholders, and possible engagement of a director-search firm;

•

interviews of candidates by the nominating committee;

•

reports to the board by the nominating committee on the selection process;

•

recommendations by the nominating committee; and

•

formal nominations by the board for inclusion in the slate of directors at the annual meeting.

The nominating committee does not have a formal policy with respect to diversity; however, the board and the nominating committee believe that it is essential that the board members represent diverse viewpoints. The nominating committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Procedures for Stockholder Submissions of Director Nominations

A director nominee nominated by our stockholder is eligible for election as our director at any stockholders’ meeting only if such person is nominated in accordance with the procedures set forth in our amended and restated bylaws. Set forth below is a brief summary of such procedures provided in our amended and restated bylaws. This summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions of our amended and restated bylaws.

A stockholder can submit nominations of persons to be elected as one of our directors at a stockholders’ meeting, provided such stockholder:

•

is a stockholder of record (i) on the date of the giving of the notice provided for in our amended and restated bylaws, (ii) on the record date for the determination of the stockholders entitled to vote at such meeting of stockholders, and (iii) at the time of such meeting of stockholders;

•

is entitled to vote at the meeting of stockholders; and

•

submits a written notice of nomination of persons for election to our board at a meeting of stockholders and complies with other specific notice procedures set forth in our amended and restated bylaws as to such nominations, including, but not limited to, the procedures regarding such notice’s timeliness and required form.

Stockholder’s Notice of Nomination

A stockholder’s written notice of nomination of persons for election to the board at an annual meeting should be submitted to our Corporate Secretary at our principal executive offices, at 30831 Huntwood Avenue, Hayward, California 94544. As set forth in our amended and restated bylaws, submissions must include the name, age and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of the Company’s common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our amended and restated bylaws also specify further requirements as to the form and content of a stockholder’s notice.

In addition, we may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Deadline for Submitting Stockholder’s Notice of Nomination

For nominations of directors for election at an annual meeting of stockholders, see the section entitled “Stockholder Proposals” of this proxy statement for information on when a stockholder’s notice of nomination will be considered timely.

In case of a special meeting of stockholders, the proper form of a stockholder’s notice of nomination must be delivered to our Corporate Secretary not earlier than the close of business on the 120th calendar day prior to the date of such special meeting and not later than the close of business on the later of the 90th calendar day prior to the date of such special meeting or, if our first public disclosure of the date of such special meeting is less than 100 days prior to the date of such special meeting, not later than the 10th calendar day following the day on which we first make public disclosure of the date of the special meeting and of the nominees proposed by the board to be elected at such meeting.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 8

Back to Contents

Stockholder Nominee Recommendation Policy

The nominating committee will consider recommendations received from stockholders of potential director nominees in a manner consistent with the nominating committee’s charter and its consideration of potential director nominees generally. The ultimate decision of whether to nominate a potential director nominee remains solely within the discretion of the board.

Any stockholder recommendation of a potential director nominee proposed for consideration by the nominating committee should include the potential director nominee’s name and qualifications for board membership and should be addressed to:

Corporate Secretary

Impax Laboratories, Inc.

30831 Huntwood Avenue

Hayward, California 94544

All stockholder recommendations of potential director nominees which are intended to be considered by the nominating committee in any year must be received at least 120 days prior to the date on which we first mailed our proxy material for the prior year’s annual meeting in order, upon a determination by the nominating committee to recommend such potential director nominee, for such nominee to be included in the proxy statement and the form of proxy relating to the annual meeting. See “Stockholder Proposals” for the deadline for submitting recommendations of potential director nominees for the 2013 annual meeting.

Communication with the Board

Stockholders may communicate with the board or individual members of the board, including the respective chairs of the board’s nominating committee, compensation committee and audit committee, by sending correspondence to the following address: Corporate Secretary, Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, California 94544. We will periodically forward all correspondence received to the board or to the individual member of the board to whom the correspondence is addressed.

Director Attendance at Annual Meeting

The board has adopted a policy that all of our directors should attend the annual meeting, absent exceptional cause. In 2011, each of the seven members of the board attended the annual meeting.

Director Compensation for Year Ended December 31, 2011

The following table sets forth information regarding the compensation of our non-employee directors during the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Total ($)
Leslie Z. Benet, Ph.D.	63,125	—	273,657	336,782
Robert L. Burr	116,250	111,880	144,030	372,160
Allen Chao, Ph.D.	63,125	111,880	144,030	319,035
Nigel Ten Fleming, Ph.D.	71,875	111,880	144,030	327,785
Michael Markbreiter	63,125	111,880	144,030	319,035
Peter R. Terreri	85,000	111,880	144,030	340,910

(1) Represents the aggregate grant date fair value of stock or option awards, as applicable, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, referred to as “ASC Topic 718,” based on assumptions set forth in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 28, 2012 and without giving effect to the estimate of forfeitures related to service-based vesting conditions.

(2) At December 31, 2011, each of Mr. Burr, Dr. Chao, Dr. Fleming, Mr. Markbreiter and Mr. Terreri held 10,666, 7,200, 10,666, 10,666 and 10,666, respectively, shares of restricted common stock under the Impax Laboratories, Inc. Amended and Restated 2002 Equity Incentive Plan, referred to as the “2002 plan.”

(3) At December 31, 2011, options to purchase, in the aggregate, 114,000, 57,500, 22,000, 56,000, 42,500 and 92,000 shares of our common stock were outstanding for Dr. Benet, Mr. Burr, Dr. Chao, Dr. Fleming, Mr. Markbreiter and Mr. Terreri, respectively, under the Impax Laboratories, Inc. 1999 Equity Incentive Plan, referred to as the “1999 plan,” and the 2002 plan.

Narrative Disclosure to Director Compensation Table

Members of the board who are our employees do not receive any compensation for their services as our directors. Prior to March 10, 2011, each non-employee director received an annual retainer of $45,000, payable in quarterly installments, and each member of the audit, compensation and nominating committees received an annual retainer of $12,500, $7,500 and $5,000, respectively, payable in quarterly installments. In addition, we paid a $30,000 annual retainer to our Chairman of the board and a $12,500, $5,000 and $5,000 annual retainer to our chairmen of the audit, compensation and nominating committees, respectively. On March 10, 2011, the compensation committee adopted a new compensation program pursuant to which each non-employee director receives an annual retainer of $50,000, payable in quarterly installments, and each member of the audit, compensation and nominating committees receives an annual retainer of $15,000, $10,000 and $5,000, respectively, payable in quarterly installments. In addition, we pay, in quarterly installments, a $30,000 annual retainer to our Chairman of the board and a $25,000, $10,000 and $10,000 annual retainer to our chairmen of the audit, compensation and nominating committees, respectively. Our non-employee directors were reimbursed for out-of-pocket expenses incurred in attending board and committee meetings.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 9

Back to Contents

On May 11, 2011, we made annual grants of stock options, at the exercise price of $27.97 per share, and restricted stock to our non-employee directors. Under the annual grant, we awarded (i) options to purchase 19,000 shares of common stock to Dr. Benet and 10,000 shares of common stock to each of the remaining non-employee directors; and (ii) 4,000 shares of restricted stock to each of the non-employee directors (excluding Dr. Benet). The stock options and restricted stock described above vest in three equal annual installments beginning on May 11, 2012.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION AS DIRECTORS OF THE SEVEN NOMINEES NAMED IN THIS PROXY STATEMENT.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 10

Back to Contents

EXECUTIVE OFFICERS

Set forth below are the names of our executive officers, their ages as of the record date, and their positions with Impax.

Name	Age	Positions with Impax
Larry Hsu, Ph.D.	63	President, Chief Executive Officer and Director
Arthur A. Koch, Jr.	58	Executive Vice President, Finance, and Chief Financial Officer
Michael J. Nestor	59	President, Impax Pharmaceuticals Division
Carole Ben-Maimon, M.D.	53	President, Global Pharmaceuticals Division
Mark A. Schlossberg	51	Senior Vice President, General Counsel and Corporate Secretary

Set forth below are the principal occupations or employment for at least the past five years of our executive officers, other than Dr. Hsu, whose information is included above in “Proposal One — Election of Directors.”

Arthur A. Koch, Jr. joined us in February 2005 and served as our Senior Vice President, Finance and Chief Financial Officer from April 2005 to March 2011, when he was promoted to the position of Executive Vice President, Finance and Chief Financial Officer. Prior to joining us, he had been with Strategic Diagnostics Inc. from July 1997 until January 2005, a company that develops, manufactures and markets immunoassay-based diagnostic test kits, including six years as Chief Operating Officer, five months as interim Chief Executive Officer and five years as Chief Financial Officer and Vice President. Mr. Koch has held further Chief Financial Officer positions at Paracelsian Inc., IBAH Inc., Liberty Fish Company and Premier Solutions Ltd. In addition, he has served as a corporate finance and operations consultant for numerous private companies, and spent the first eight years of his career at KPMG LLP, rising to the rank of senior manager. Mr. Koch holds a Bachelor of Business Administration from Temple University and has been a Certified Public Accountant since 1977.

Michael J. Nestor has served as President of our branded products division, Impax Pharmaceuticals, since March 2008. Before joining us, he was Chief Operating Officer of Piedmont Pharmaceuticals, a specialty pharmaceutical company, from July 2007 to March 2008. Prior to Piedmont, Mr. Nestor was CEO of NanoBio, a startup biopharmaceutical company from December 2004 to November 2006, prior to which he was employed by Alpharma, initially as President of its generic pharmaceutical business and later as President of its branded pharmaceutical business. Before Alpharma, he was President, International business at Banner Inc., a global contract manufacturing concern. Prior to Banner, Mr. Nestor spent 16 years at Lederle Laboratories / Wyeth holding increasing positions of responsibility including Vice President, Cardiovascular business, Vice President / General Manager of Lederle-Praxis Biologics, and Vice President of Wyeth-Lederle Vaccines and Pediatrics. Mr. Nestor has a Bachelor of Business Administration degree from Middle Tennessee State University and a MBA from Pepperdine University.

Carole S. Ben-Maimon, M.D. has served as President of our generic products division, Global Pharmaceuticals, since September 2011. Prior to joining the Company, she served as Senior Vice President, Corporate Strategy at Qualitest Pharmaceuticals, Inc. from July 2009 to July 2010. Prior to her role at Qualitest, she served as Founder, President and Chief Executive Officer and director of Alita Pharmaceuticals, Inc., an early stage, privately held specialty pharmaceutical company, from September 2006 to June 2009. Dr. Ben-Maimon also held executive positions with and served as a member of the board with Barr Pharmaceuticals from 2001 to 2006, including as president and chief operating officer of Duramed Research, Inc. (a wholly owned subsidiary of Barr Pharmaceuticals Inc.). Dr. Ben-Maimon also held executive positions with Teva Pharmaceuticals USA where she served as Senior Vice President, Science and Public Policy from 2000 to 2001, Senior Vice President, Research and Development from 1996 to 2000 and Vice President, Medical and Regulatory Affairs with Lemmon Company, a wholly owned subsidiary of Teva Pharmaceuticals, Inc. from 1993 to 1996. She served as the Chairman of the Board of the Generic Pharmaceutical Association from 1999 to 2002, and is also a published author of numerous scientific and clinical articles. Dr. Ben-Maimon is a graduate of Thomas Jefferson Medical College and received a Bachelor of Arts in biology from The University of Pennsylvania where she graduated magna cum laude. She is board certified in internal medicine, and completed clinical and research training in nephrology at Thomas Jefferson University.

Mark A. Schlossberg has served as our Senior Vice President, General Counsel and Corporate Secretary since May 2011. Prior to joining the Company, he served as Vice President, Associate General Counsel of Amgen Inc. from September 2004 to May 2011. Prior to joining Amgen, he held legal and business positions at Medtronic, Inc., and legal positions at Diageo plc, RJR Nabisco, Inc. and Mudge Rose Guthrie Alexander & Ferdon. He earned a Bachelor of Sciences in business administration and finance from the University of Southern California and a Juris Doctor degree from Emory University.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 11

Back to Contents

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion provides an analysis of our compensation program for the executive officers named in the Summary Compensation Table in “Executive Compensation” and discusses the material factors involved in our decisions regarding the compensation of the following named executive officers:

•

Larry Hsu, Ph.D., our President and Chief Executive Officer;

•

Arthur A. Koch, Jr., our Executive Vice President, Finance, and Chief Financial Officer;

•

Michael J. Nestor, President of Impax Pharmaceuticals, our branded-products division;

•

Carole S. Ben-Maimon, President of Global Pharmaceuticals, our generics division; and

•

Mark A. Schlossberg, Senior Vice President, General Counsel and Corporate Secretary.

The following discussion cross-references those specific tabular and narrative disclosures that appear following this subsection where appropriate. You should read this Compensation Discussion and Analysis in conjunction with such tabular and narrative disclosures.

2011 Performance Summary

Our overall compensation goal is to reward our executive officers in a manner that supports our pay-for-performance philosophy while maintaining an overall level of compensation that we believe is reasonable and competitive. Our performance during the year ended December 31, 2011 was strong and, in our compensation decision-making process described below, we took this performance into consideration.

During 2011, we continued to make significant progress toward our goal of transforming us into a fast growing specialty pharmaceutical company. In our branded products division, we filed a new drug application for our late stage branded pharmaceutical product candidate for the treatment of idiopathic Parkinson’s disease, IPX066, in December 2011, which was subsequently accepted for filing by the Food and Drug Administration, referred to as the FDA, in February 2012. Our Prescription Drug User Fee Act or PDUFA review date is October 21, 2012. In 2011, we also initiated a Phase IIb clinical study in patients with moderate to severe Restless Leg Syndrome for our second branded pharmaceutical program, IPX159. Earlier this year, we entered into an exclusive license agreement with AstraZeneca for the exclusive U.S. commercial rights to Zomig® (zolmitriptan) tablet, orally disintegrating tablet, and nasal spray formulations. As part of the Distribution, License, Development and Supply Agreement, we will also have non-exclusive rights to develop new products containing zolmitriptan and to exclusively commercialize these products in the U.S. in connection with the Zomig® brand. The Zomig® license agreement marks our first completed major branded product strategic transaction which we believe will fit well with the capabilities of our neurology focused specialty sales force and will support the growth of our commercial organization as we prepare for the launch of IPX066. We similarly remained very active in our generic products division in 2011, with the filing of 11 abbreviated new drug applications with the FDA.

Our net income for the year ended December 31, 2011 declined as expected by $184.9 million to $65.5 million, compared to $250.4 million for the year ended December 31, 2010, primarily attributable to lower revenue in 2011 from the sale of our tamsulosin product, a generic version of Flomax®. During 2010, sales of our tamsulosin product benefited from an eight week contractual market exclusivity period which commenced in March 2010, and for which there was no similar contractual market exclusivity period in the year ended December 31, 2011. The decrease in revenue was also attributable to the change in the accounting treatment related to our strategic alliance agreement with Teva Pharmaceuticals Curacao N.V., a subsidiary of Teva Pharmaceutical Industries Limited, referred to as the Teva Agreement, in the year ended December 31, 2010. The change in the accounting for the Teva Agreement resulted in an increase of approximately $64.2 million to net income in the year ended December 31, 2010. For additional information on the accounting afforded the Teva Agreement, see “Part III – Item 15. Exhibits and Financial Statement Schedules — Note 11, Alliance and Collaboration Agreements — Strategic Alliance Agreement with Teva” of our Annual Report on Form 10-K for the year ended December 31, 2011. We continued to earn significant revenues and gross profit from sales of our authorized generic Adderall XR® products, and fenofibrate products, during the year ended December 31, 2011. With respect to our authorized generic Adderall XR® products, we are dependent on a third-party pharmaceutical company to supply us with the finished product we market and sell through our generic products division. We experienced disruptions related to the supply of our authorized generic Adderall XR® from this third-party pharmaceutical company during the year ended December 31, 2011. For further discussion of our financial performance for the year ended December 31, 2011, please see “Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2011.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 12

Back to Contents

Compensation Philosophy and Objectives

At its core, our executive compensation program recognizes that our success is dependent upon our ability to attract, motivate and retain the highly talented individuals we need to achieve our business results. The program reflects the following key principles:

•

To attract, motivate and retain the best talent we can obtain, our compensation should be competitive. We strongly believe that our future success rests with our people, including our executive officers. To be successful, we must be able to attract, motivate and retain quality executive officers. As compensation is a key tool to achieve this objective, one facet of our compensation program is to provide our named executive officers pay amounts and components that are competitive with those of other companies in our industry.

•

Our compensation program should encourage and reward positive performance. Our executive compensation program is designed to promote and reward positive performance. In doing so, we consider both the overall performance of our business as well as the individual performance of each named executive officer. Positive performance on the part of our company and management will permit our named executive officers to be eligible to receive incentive compensation. On the other hand, when our business is facing financial or other challenges or an individual executive does not meet stated objectives, this incentive compensation may be appropriately reduced or eliminated.

•

We seek to align the interests of our named executive officers and stockholders. We believe that equity compensation is an excellent way to encourage our executive officers to act in the best interests of our stockholders. We provide our named executive officers with equity awards as part of their overall compensation to encourage equity ownership and to align their interests with those of our stockholders.

•

Compensation should encourage teamwork and executive cohesion. While individual performance is carefully reviewed and considered, we have also maintained a philosophy of similar compensation for officers who are at similar executive levels. We believe that following such a plan of pay equity fosters teamwork and cohesion and discourages internal comparison of compensation packages among executives.

•

Our compensation program should balance our short- and long-term financial and operational goals. We generally strive to achieve a balance between achievement of both short- and long-term goals through the use of both salary and annual cash incentives and equity-based incentives. Our management incentive program primarily rewards short-term performance by paying out base salary and annual cash incentive awards based on performance over a period of one year. Equity-based awards are generally designed to reward long-term financial performance.

We believe that the mix and design of the elements of our executive compensation discussed in this proxy statement do not encourage management to assume excessive risks. See “— Risk Assessment in Compensation Policies and Practices for Employees.”

Our Compensation Decision-Making Process

Role of Chief Executive Officer and Compensation Committee

In general, as to most items of compensation, the Chief Executive Officer annually evaluates each named executive officer, other than himself, and recommends to the compensation committee each component of compensation for all of those named executive officers. Compensation that is generally not covered by the Chief Executive Officer’s evaluation includes benefits and other compensation mandated or determined by reference to an existing employment or similar agreement or benefits and other programs generally available to all of our employees.

As to the compensation of our Chief Executive Officer, the compensation committee discusses and creates a proposal as to the amount of and any changes to his compensation. The committee also evaluates the Chief Executive Officer’s proposals as to the compensation of our other named executive officers. The compensation committee then submits its recommendations regarding the compensation of all of our named executive officers to the board for final approval.

Generally, as part of its process of setting and approving the executive annual compensation, the compensation committee and the board, as applicable, review gains realized from prior compensation or compensation to be received upon a future termination of employment or a change in control. Severance and change-in-control compensation is intended to maximize stockholder value and assure continuity of leadership by allowing executives to perform their duties without regard to any concerns that they may have regarding their continued employment.

Role of Compensation Consultants

In 2011, as in recent years past, we retained the consulting services of Radford to assist in the evaluation of our compensation program for our named executive officers. Radford was engaged by, and reports directly to, the compensation committee, and the compensation committee has the general authority to retain and dismiss the compensation consultants.

Review of Executive Compensation

In 2008, the compensation committee, with the assistance of Radford, conducted a comprehensive review of our executive compensation to ensure that we were paying our executive officers competitive levels of compensation that best reflect their individual responsibilities and contributions to our operations and provide incentives to achieve our business objectives. This review included an in-depth examination of Radford compensation survey data, described below in “— Benchmarking Executive Compensation,” which led the compensation committee to conclude that the total compensation for our named executive officers required adjustment to bring our compensation to a level competitive with that of other companies in our peer group and to make our compensation internally equitable for officers at similar levels of responsibility. To that end, our compensation committee and the board, with the assistance of Radford, developed a new compensation philosophy that targets executive compensation at the 50th percentile of Radford compensation survey data for salary, cash incentive awards and equity awards.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 13

Back to Contents

In 2011, as in 2010, Radford reevaluated our executive compensation and recommended that the compensation of our executive officers continue to be targeted at the 50th percentile of Radford compensation survey data for salary, cash incentive awards and equity awards.

Benchmarking Executive Compensation

In 2010, with the assistance of Radford, the compensation committee established the following peer group of companies for comparison purposes for 2011. Comparative compensation data from the following peer group was considered by the compensation committee in making decisions around bonus payouts, merit increases, and executive equity grants in 2011:

• Abraxis Bioscience, Inc.;	• Endo Pharmaceuticals Holdings, Inc.;	• Salix Pharmaceuticals, Ltd.;
• Alkermes, Inc.;	• King Pharmaceuticals, Inc.;	• The Medicines Company;
• Amylin Pharmaceuticals, Inc.;	• Martek Biosciences Corporation;	• United Therapeutics Corporation;
• BioMarin Pharmaceuticals, Inc.;	• Medicis Pharmaceutical Corporation;	• Valeant Pharmaceuticals International;
• Biovail Corporation;	• OSI Pharmaceuticals, Inc.;	• ViroPharma Incorporated; and
• Cubist Pharmaceuticals, Inc.;	• Par Pharmaceutical Companies, Inc.;	• Warner Chilcott plc.

In selecting a peer group, the compensation committee identified U.S. based publicly traded companies in the pharmaceutical or biotechnology industry that, in its view, (i) competed with us for talent, (ii) compared to our company based on size, as measured by market capitalization (generally targeting a range of $500 million to $6.0 billion) and number of employees (a range of one-third to three and one half times the number of employees at our company); (iii) were at a similar stage of product development; and (iv) had a comparable financial performance as measured by revenues (generally targeting a median range of $200 million to $2.0 billion).

The compensation committee reviews the composition of the peer group annually to ensure that companies comprising the peer group are relevant for comparative purposes. In 2011, Abraxis Biosciences, Inc., Biovail Corporation, Cephalon, Inc., King Pharmaceuticals, Inc. Martek Biosciences Corporation and OSI Pharmaceuticals, Inc. were removed from the peer group as each company was acquired by a third party in 2010 or 2011. These companies were replaced in the peer group by Alexion Pharmaceuticals, Inc., Emergent Biosolutions Inc., Human Genome Sciences, Inc., Intermune, Inc., Onyx Pharmaceuticals, Inc. Perrigo Company and Regeneron Pharmaceuticals, Inc.

Radford provided us with information regarding compensation practices, including both cash and equity compensation, of companies comprising our peer group and published survey data using the 2011 Radford Global Life Sciences Survey. We believe that such information constituted appropriate guidelines for our compensation committee to compare proposed pay levels for our named executive officers with those of other companies in the life sciences industry. The purpose of using this data was to assist the decision makers in assessing whether the proposed executive compensation was competitive. The decision makers considered these data only as a guidepost to their evaluation of proposed compensation amounts, and there was no mandate that any actual compensation paid must fall within any set range. Our compensation committee and the board believe that using the Radford data in this manner is useful in establishing an appropriate and competitive compensation structure. Each year, our compensation committee and the board will review this process and in future years may determine to measure executive compensation by reference to data of companies in a different percentile range if our performance criteria or results, as viewed by reference to our yearly budget, change significantly, or they may choose to implement a different process altogether.

The Role of Stockholder Say-on-Pay Votes

In May 2011, we provided stockholders an advisory vote (i) to approve the compensation of our named executive officers (the “say-on-pay” proposal) and (ii) on the frequency of holding the say on pay proposal once every one, two or three years. At our 2011 annual meeting, our stockholders overwhelmingly approved the compensation of our named executive officers, with over 97% of the votes cast in favor of the “say-on-pay” proposal and our stockholders voted in favor of having a non-binding stockholder vote on executive compensation once every year. In evaluating our executive compensation program, the compensation committee considered the results of the “say-on-pay” proposal and numerous other factors as discussed in this Compensation Discussion and Analysis. While each of these factors informed the compensation committee’s decisions regarding the compensation of our named executive officers, the compensation committee did not implement significant changes to our executive compensation program in 2011. The compensation committee will continue to monitor and assess our executive compensation program and consider the outcome of our say-on-pay votes when making future compensation decisions for our named executive officers.

Components of Our Executive Compensation Program

Overview of Elements of Compensation

Total compensation for our named executive officers is comprised of the following elements:

•

base salary;

•

cash incentive awards;

•

options and other equity-based awards;

•

non-qualified deferred compensation plan contributions;

•

401(k) retirement plan contributions;

•

post-employment and change-in-control benefits, including severance protection; and

•

other benefits and perquisites.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 14

Back to Contents

With respect to each of these elements, we provide the following discussion and analysis: (i) a description of the element; (ii) the objectives of each element; (iii) the specific performance that each element is designed to reward, if any; (iv) why we choose to pay each element; (v) how we determine the amount of each element; and (vi) how each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding those elements.

Base Salary

Base salary is paid to all employees, including our named executive officers, to provide them with a degree of financial certainty and a source of fixed compensation to meet their day-to-day living and other needs. We believe that our base salaries should be set competitively with other companies in our peer group and in the life sciences industry group in general so that they may serve to attract and retain talented executives.

We generally set an initial base salary range for a particular executive level (for example, all officers with the title of Senior Vice President or President of a division) and then apply that range to all executives at that level. In establishing these base salary ranges, we consider:

•

the experience, education and skills required and value of the position to us and our operations;

•

the particular needs of our company for an executive at the level being considered;

•

our desire to promote a cohesive management team among executives of that level by establishing internal pay equity; and

•

salaries for executives in similar positions in other companies in our peer group, as reflected in the Radford compensation survey data, applying the procedure described above in “— Our Compensation Decision-Making Process.”

Once the base salary range is established for a particular executive level, we then determine the amount of salary that a specific executive officer will receive. For new hires or promotions to a particular executive level, we consider:

•

the individual experience, education and skills of the particular executive;

•

for promotion candidates, the executive’s prior performance and length of service with us and the salaries of any other executives at that level; and

•

other special circumstances applicable to the particular executive.

We believe that generally the 2011 base salary levels we set for our named executive officers represented competitive compensation for an executive who:

•

is fully experienced and educated as required by the position;

•

is a strong performer and strong leader who makes solid contributions; and

•

possesses a full skill set for his position and applies those skills successfully.

Our compensation committee proposes salary adjustments for our Chief Executive Officer. As for our other named executive officers, base salary adjustments are evaluated and proposed by the Chief Executive Officer, whose proposals are reviewed by the compensation committee. In an effort to maintain pay equity, the Chief Executive Officer generally developed 2011 base salary increases for other named executive officers consistently among executives serving in similar capacities and with similar levels of responsibility.

In 2011, the named executive officers received modest increases in base salary consistent with our approach to pay salary at the 50th percentile of the Radford compensation survey data. See “— Our Compensation Decision-Making Process — Review of Executive Compensation.”

The amount of a named executive officer’s base salary may also serve as a reference point for determining the amount of his other compensation elements. For example, in 2011, the range of the potential annual cash incentive awards for each executive was derived from a percentage of the executive’s base salary.

Cash Incentive Awards

Pursuant to the employment agreements with our named executive officers, we provide the executives with an increased cash compensation opportunity through annual cash incentive awards based on the achievement of annual corporate and individual goals. We believe that a meaningful amount of executive compensation should be variable and contingent on individual and corporate performance. Establishing executive compensation that is rewarded upon the achievement of these performance-based criteria, discussed in more detail below, supports our goal of providing incentives to our executives who dedicate their full efforts toward achieving our performance objectives, which in turn makes our business successful and contributes to increases in stockholder value in the short-term.

Annual cash incentive awards are generally calculated as a percentage of base salary based upon corporate and individual performance goals that must be achieved to earn the award. In an effort to maintain pay parity, executives at the same job level and with similar degrees of responsibility will generally be assigned the same percentage of base salary.

During the first quarter of 2011, the board and the compensation committee established individual goals for the Chief Executive Officer and corporate or company-wide goals for all named executive officers, and the Chief Executive Officer developed individual performance goals for Messrs. Koch and Nestor. All performance goals were disclosed to and discussed with Dr. Hsu and Messrs. Koch and Nestor at the beginning of the year. As Mr. Schlossberg was appointed Senior Vice President, General Counsel and Corporate Secretary effective May 2, 2011 and Dr. Ben-Maimon was appointed President of Global Pharmaceuticals, our generics division, effective September 6, 2011, the compensation committee did not set individual performance goals for either Mr. Schlossberg or Dr. Ben-Maimon for 2011 but rather left the determination of individual performance for each of these new executives to its discretion following the end of the year to provide flexibility in determining how to evaluate their evolving roles. Individual goals were customized for the applicable executive and reflected the responsibilities and duties that we believe the executive should fulfill in connection with his particular position. Corporate goals reflected company performance as a whole and included criteria based on our achievement of particular performance targets, such as revenue and net income. The establishment of individual and corporate goals in 2011 was tied to and consistent with our compensation philosophy, as described above in “— Base Salary.”

In order to further align the stockholders’ and executive officers’ interests, in 2011 as in 2010, we emphasized the achievement of corporate goals rather than individual goals. We believed it was important to provide short-term, cash rewards to our named executive officers, which were tied mostly to the company performance. For example, achievement of corporate goals constitutes 95% of Dr. Hsu’s target cash incentive compensation and 85% of the target cash incentive compensation for other named executive officers. Individual goals comprised 5% of Dr. Hsu’s target cash incentive compensation and 15% of the target cash incentive compensation for our other named executive officers. Used this way, our cash compensation program in 2011 rewarded the demonstration of the types of performance and presence of executive skill sets that in our experience are directly attributable to our growth and an increase in value to our stockholders.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 15

Back to Contents

For 2011, our corporate performance goals were comprised of the following: (i) an internal revenue target of $520 million and stretch target of $572 million based on revenues (weighted 20%) and (ii) an internal Earnings before Interest and Taxes, referred to as EBIT, target calculated in accordance with U.S. Generally Accepted Accounting Principles or GAAP of $94 million and stretch target of $120 million (weighted 80%). The 2011 corporate performance goals were recommended by our senior management, including our Chief Executive Officer, and set by the compensation committee based on their assessment of current and anticipated market and other conditions affecting our business and the goals. In the view of the compensation committee, payout on these performance goals in 2011 required substantial achievement by each named executive officer. For 2011, we achieved $513 million in revenues, representing 99% attainment of our revenue-based target goal (weighted 20%) and $97 million in EBIT, representing 103% attainment of our EBIT-based target goal (weighted 80%).  Because our achievement of our EBIT-based target goal was significantly greater than and was weighted a greater percentage than our revenue-based target goal, our compensation committee determined that our overall 2011 performance exceeded our target level of performance and all named executive officers received a cash incentive award payout of 100% for the corporate performance goal portion of their bonus. The use of identical performance goals tied to substantive increases in the revenue- and EBIT-based criteria for all of our named executive officers supports our stated compensation philosophies of rewarding named executive officers for positive performance, aligning the interests of our executives with those of our stockholders and maintaining executive cohesion and teamwork through the implementation of similar compensation for officers who are at similar executive levels.

The individual performance goals used to determine cash incentive compensation in 2011 for the named executive officers who participated in the cash incentive program were as follows:

Executive Officer	General Description of Performance Goals
Larry Hsu	• Fill key senior management positions, including roles of General Counsel and President of Global Pharmaceuticals, our generic products division;
• Streamline, update and enhance our company-wide quality improvement plan;
• Target 10 ANDA filings, including three applications with the possibility to be first-to-file or first-to-market; and
• Complete transfer of manufacture of certain specified products to the Taiwan facility and third party manufacturers.
Arthur A. Koch, Jr.	• Fully implement updated technology systems in Hayward and Taiwan facilities;
• Develop and initiate implementation of corporate tax strategy; and
• Pursue business development opportunities with strategic value and growth potential.
Michael Nestor	• Report ADVANCED-PD Phase III clinical study and file new drug application for IPX066;
• Complete and report results from carbidopa / levodopa/ entacapone study;
• File institutional new drug application and initiate Phase IIb clinical study for IPX159;
• Pursue business development opportunities with strategic value and growth potential; and
• Achieve revenue targets from co-promotion arrangements.

In 2011, the compensation committee (with input from the Chief Executive Officer, other than with respect to himself) determined that each of Dr. Hsu and Messrs. Koch and Nestor should receive an individual performance achievement factor of 100% based on attainment of the individual performance goals set forth above. As discussed above, individual performance goals were not set for Dr. Ben-Maimon or Mr. Schlossberg; however, our compensation committee exercised its discretion to award a 100% achievement factor for each of Dr. Ben-Maimon and Mr. Schlossberg based on its assessment of above-average performance for each during the portion of 2011 each was employed, including for Dr. Ben-Maimon, pursuing and evaluating partnership and strategic relationships for generic products with first-to-file opportunities and identifying opportunities to enhance our company’s customer service and for Mr. Schlossberg, expanding our regulatory compliance expertise through the hiring of internal regulatory compliance attorneys and providing effective counsel to our board, committees and management on a wide variety of litigation matters and business development efforts. An executive must be actively employed by us on the payment date to receive an annual cash incentive award. Each set of performance goals counts for a portion of the total potential bonus that may be received, and items constituting individual performance goals are individually weighted. The portion of the bonus based on overall corporate performance is earned in full if the goals are met. Payouts of cash incentive awards are determined in part by the compensation committee’s or Chief Executive Officer’s determination (in case of executive officers other than the Chief Executive Officer) as to whether such goals were achieved in whole or in part.

The compensation committee evaluates and recommends to the board, and the board establishes, targets consisting of percentages of base salaries for our executive officers’ cash incentive compensation as part of the yearly compensation process. Upon the compensation committee’s recommendation, the board generally sets such ranges of percentages of base salaries based on the same factors that the board reviews to set base salary ranges for our named executive officers. See “— Base Salary.”

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 16

Back to Contents

The range of percentage targets for 2011 annual cash incentive awards and actual bonuses paid in 2012 for 2011 performance (presented both as a cash payment and as a percentage of 2011 base salary established in March 2011) for each named executive officer are presented in the following table:

Name	Annual Cash Incentive Award Target (%)	Maximum Target for Annual Cash Incentive Award (%)	Actual Award ($)	Actual Award as Percentage of Salary (%)
Larry Hsu, Ph.D.	80	120	579,600	80
Arthur A. Koch, Jr.	60	90	284,636	60
Michael J. Nestor	60	90	284,636	60
Carole S. Ben-Maimon, M.D.(1)	60	90	142,159	60
Mark A. Schlossberg(2)	60	90	270,000	60

(1) Dr. Ben-Maimon was appointed President of Global Pharmaceuticals, our generic products division, effective September 6, 2011. Pursuant to the terms of her employment agreement, Dr. Ben-Maimon received a 2011 cash incentive award equal to the cash incentive award she would have received had she been employed with the Company as of July 1, 2011.

(2) Mr. Schlossberg was appointed Senior Vice President, General Counsel and Corporate Secretary effective May 2, 2011. Pursuant to the terms of his employment agreement, Mr. Schlossberg received a 2011 cash incentive award equal to the cash incentive award amount he would have received had he been employed with the Company for the full fiscal year.

Once set, the compensation committee has the discretion to pay at, above or below the percentage targets set forth in the column “Annual Cash Incentive Award Target” in the table above depending on our overall financial and operational performance and the executive officers’ individual performance. The percentage targets in the column “Maximum Target for Annual Cash Incentive Award” represent maximum percentages of executives’ respective 2011 base salaries that we can award for superior performance. The actual cash incentive awards granted by the compensation committee for 2011 performance of our named executive officers were at or below the target annual award percentages for our named executive officers described above. See also “— Grants of Plan-Based Awards During Year Ended December 31, 2011.”

In 2011, the compensation committee created an additional component of the cash incentive awards for 2011 for certain of our executive officers tied to incremental improvements in safety and quality in our manufacturing operations as measured by our achievement of internal quality initiatives as determined by the board. The award opportunities upon our achievement of quality initiative targets were as follows: (i) $300,000 for Dr. Hsu, (ii) $150,000 for Mr. Koch and (iii) $150,000 for Mr. Nestor. In the view of the compensation committee, payout on such goals required extraordinary achievement and results and could not be earned based on average performance or performance in the ordinary course. The quality initiative goals were not met by Dr. Hsu and Messrs. Koch and Nestor and such cash incentive awards were not approved for payment by the compensation committee.

Equity Awards

We maintain our 2002 plan for the purpose of granting stock options and other equity-based awards, such as stock appreciation rights (commonly known as SARs) and restricted stock awards, to our employees, including our named executive officers. Option awards produce value to our named executive officers only if the price of our stock appreciates, and then only to the extent of the excess of our stock price over the exercise price of the option. Our stock options are granted with an exercise price equal to the fair market value on the date of grant to avoid providing any immediate benefit to the named executive officer upon grant.

Option and restricted stock awards link the interests of our executives to our stockholders. Because they generally vest incrementally over time, equity awards create an incentive for named executive officers to continue their employment with us for extended periods after the initial grant.

We have established procedures for granting equity awards to all of our eligible employees, including our named executive officers. Each year we establish a stock option or stock bonus award amount, referred to as the “equity compensation award,” for each level of responsibility within our organization, subject to approval by the compensation committee. In arriving at the option or stock component of the equity compensation award, we use a number of factors, including the grant date fair value of the award and the percentage of total shares outstanding that each award would represent.

The board or compensation committee, however, retains discretion, in appropriate circumstances, to provide a different amount of equity awards for both the new hire and/or promotion and the annual grants. We might, for example, increase the number of options above the specified amount if needed to retain an executive who would, upon leaving his current position with another employer, be required to forfeit a substantial unvested option or restricted stock position. We have not, and in the future do not intend to, time the award of any equity-based compensation to coincide with the release of favorable or unfavorable information about us.

Our equity awards to named executive officers are issued as long-term compensation that generally vest over a period of four years. This is consistent with our philosophy of linking the financial interests of our named executive officers to those of our stockholders. The long-term compensation balances the short-term compensation paid in the form of base salary and annual incentive awards.

For all of our equity awards, we establish the amount to be awarded to each of our named executive officers based upon the level of each position. As part of our goal of maintaining pay parity wherever possible, we tend to grant the same or similar amounts of equity awards to executives with similar titles and levels of responsibility.

In May 2011, we made annual grants of options and restricted stock awards to our named executive officers under the 2002 plan. Equity grants were at the 50th percentile based on competitive benchmarking conducted by Radford. Such grants were recommended by the compensation committee for approval by the board. For all named executive officers, except our Chief Executive Officer, amounts and terms were proposed by our Chief Executive Officer, subject to ultimate approval by the board upon the compensation committee’ recommendation. Equity awards to our Chief Executive Officer were determined solely by the board upon the recommendation of the compensation committee. In each case, the board approved grants, comprised of approximately an equal percentage of restricted stock awards and options, using a Black Scholes options pricing model and having a grant date fair value equal to approximately the grant date fair value of awards made to executives in similar positions at our peer group of companies at approximately the 50th percentile.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 17

Back to Contents

401(k) Plan and Non-Qualified Deferred Compensation Plan Contributions

Retirement plans, in general, are designed to provide executives with financial security after their employment has terminated and, through the incremental vesting of our matching contributions to such plans over time, provide a retentive element to the overall pay package. Our named executive officers are eligible to participate in the Impax 401(k) Profit Sharing Plan, which allows them to contribute a portion of their base salary and bonus to support their financial needs upon retirement. We also contribute to each participant’s account an amount equal to 50% of the amount contributed by the named executive officer, with our contribution not to exceed 3% of the participant’s annual total compensation. Our matching contributions to the 401(k) plan vest depending on the number of years the named executive officer has worked at our company, with all matching contributions vesting after the third year of service. Amounts contributed to the 401(k) plan are invested in one or more investment fund options. Participants generally do not pay U.S. federal income tax on contributions to or earnings in the 401(k) plan until the participant makes withdrawals from his or her plan account.

Our named executive officers also are eligible to participate in the Impax Laboratories, Inc. Amended and Restated Executive Non-Qualified Deferred Compensation Plan, amended effective January 1, 2009. See “— Non-Qualified Deferred Compensation During Year Ended December 31, 2011” and “— Narrative Disclosure to Non-Qualified Deferred Compensation Table.” Each participant can defer up to 75% of the participant’s base salary and up to 100% of the amount of the participant’s bonus or cash incentive awards. We make a matching contribution for each participant equal to 50% of the participant’s contribution up to 10% of base salary and bonus and cash incentive awards per year. A participant’s account is notionally invested in one or more investment funds and the value of the account is determined with respect to such investment allocations.

These benefits are offered to provide financial security for our executives, and are consistent with our goal of attracting and retaining our executives. We also believe these contributions represent standard benefits that executive-level employees of public companies commonly receive. For these reasons, we do not take these matching contributions into consideration when setting other aspects of compensation for our executive officers.

Agreements with Executive Officers

In 2009 our compensation committee reassessed whether employment arrangements with our named executive officers were appropriate for our company, and effective January 1, 2010 we entered into employment agreements with all of our named executive officers in order to address competitive concerns of our business and to provide stability and continuity in the management of our company. The compensation committee, with the assistance of Radford and Pearl Meyer and Partners, another executive compensation consulting firm, analyzed the terms of employment arrangements for comparable executives employed by other publicly held companies. The compensation committee, led by Mr. Burr, negotiated the terms of the employment agreements. In negotiating such terms, the committee considered each named executive officer’s responsibilities and contributions to our strategic business development, as well as our aggregate potential obligations under each employment agreement, including payments to an executive upon termination of employment. See “— Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables” for a discussion of the employment agreements with our named executive officers.

Post-Employment and Change-in-Control Benefits

Severance payments provided by us include a cash payment that is generally based upon the salary and annual incentive payment history of the named executive officer at issue. Severance benefits may also include the accelerated vesting of our matching contributions under the non-qualified deferred compensation plan, the accelerated vesting of stock options and restricted stock awards, and the extension of the exercisability of an award.

Generally speaking, we provide severance to our executives to give them financial security in the event they suffer an involuntary termination other than for cause. We believe that the risk or possibility of an involuntary termination or change in control creates uncertainty for named executive officers regarding their continued employment with us. These scenarios may include, among other things, a termination of employment or a change in an executive’s job location, position or duties, whether on an individual basis or due to an overall reduction in or change to our workforce, or a change in other members of senior management resulting from a change in control event. As a result, our severance benefits are linked to our compensation philosophy of encouraging the long-term retention of our executives.

The employment agreements with our named executive officers provide for severance benefits pursuant to a “double trigger” in the event of a change of control of our company; that is, the executive is entitled to the severance benefits only if we terminate the executive involuntarily or the executive resigns for good cause following a change of control of our company. We believe a “double trigger” maximizes stockholder value by preventing an unintended windfall to executives in the event of a friendly change of control, while still providing our executives with appropriate incentives to cooperate in negotiating any change of control and a certain measure of job security and protection against termination without cause or loss of employment through no fault of their own. See “— Potential Payments upon Termination or Change in Control — Employment Agreements with Our Named Executive Officers” for a summary of the termination provisions in the employment agreements with our named executive officers.

Other Benefits and Perquisites

Our named executive officers participate in a wide array of benefit plans that are available to all of our salaried employees generally, including an employee stock purchase plan as well as medical, dental, vision, life and short-term and long-term disability insurance plans. We generally do not offer our named executive officers any material compensation in the form of perquisites.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 18

Back to Contents

Tax and Accounting Treatment of Compensation

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as the “Code,” generally limits our federal income tax deduction for compensation paid in any year to an individual who, as of the end of the taxable year, is our Chief Executive Officer and any other employee whose compensation is required to be reported to stockholders by reason of being among the three most highly compensated officers to $1 million, to the extent that such compensation is not “performance based.”

Amounts we pay as base salary and cash incentive compensation do not qualify for the “performance-based compensation” exception. We intend that options issued under our 2002 plan will not be subject to the $1 million limitation in reliance upon the performance-based exception. However, several types of awards issued under our 2002 plan, including restricted stock, will not meet the requirements of the performance-based exception. There can be no assurance that we will be able to comply or that we will intend to comply with all of the technical requirements of 162(m) in the future.

Section 280G

Under Section 280G of the Code, a 20% excise tax is imposed upon named executive officers and other executive officers or employees who receive an “excess parachute payment” upon a change in control. An excess parachute payment is deemed to be received to the extent that such a change-in-control payment exceeds an amount approximating three times the employee’s average annual compensation, determined using the employee’s average compensation over the five years preceding the year the change in control occurs. A company also loses its tax deduction for any excess parachute payments made.

Section 409A

Section 409A of the Code may impose additional taxes on our directors, officers and employees with respect to various nonqualified deferred compensation arrangements we maintain, including:

•

employment and severance agreements between us and our officers;

•

our non-qualified deferred compensation plan; and

•

other compensation arrangements we enter into with our directors, officers and employees.

Section 409A of the Code generally does not apply to incentive stock options and nonqualified stock options that are granted at fair market value if no deferral is provided beyond exercise. Section 409A also does not apply to our restricted stock awards. In the event that a deferred compensation arrangement fails to comply with Section 409A in form or operation, an officer, director or employee may become subject to:

•

the imposition of U.S. federal income tax, and potentially state and local income tax, on all amounts deferred in the tax year in which the amounts are deferred (or, if later, in the tax year when the receipt of the benefits is no longer subject to a substantial risk of forfeiture);

•

a penalty tax of 20% of the includable amount (in addition to the regular income tax at ordinary income rates); and

•

interest at the underpayment rate plus 1 percent from the time the amount was first deferred (or, if later, the tax year when the benefits are no longer subject to a substantial risk of forfeiture) until the time the amount is included in income.

Our Compensation Committee takes into consideration Section 409A of the Code when making awards of compensation and, generally, structures compensation to be exempt from Section 409A of the Code. Compensation that cannot be structured to be exempt from Section 409A of the Code is generally structured to comply with Section 409A of the Code. We have not provided any executives or other employees with any gross-up in connection with Section 409A of the Code.

ASC Topic 718

Accounting rules and pronouncements govern how we value option and restricted stock awards that we make and when those awards are to be recognized as compensation expense on our consolidated financial statements. Under ASC Topic 718, we calculate the full grant date fair value of awards using a variety of assumptions. This calculation is performed for accounting purposes, as an executive officer might never realize any value from the award. This may happen, for example, when the value of a share of stock on which the executive holds an option falls below the exercise price of the option and remains below the exercise price, rendering the option worthless to the executive. ASC Topic 718 also requires that companies recognize the compensation cost of a stock option or stock bonus award proportionately over the period that an employee is required to render service in exchange for a share-based payment.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 19

Back to Contents

Summary Compensation Table

The following table sets forth information relating to all compensation awarded to, earned by or paid to the following individuals for all services rendered in all capacities to us and our subsidiaries during each of the years ended December 31, 2011, 2010 and 2009, respectively:

•

our principal executive officer;

•

our principal financial officer; and

•

our three most highly compensated executive officers whose total compensation for the year ended December 31, 2011 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
Larry Hsu, Ph.D.	2011	720,166	—	1,286,620	1,686,027	579,600	75,609	4,348,022
President and Chief	2010	682,043	—	933,800	1,290,806	546,000	83,744	3,536,393
Executive Officer	2009	585,144	—	903,900	1,934,757	715,500	56,415	4,195,716
Arthur A. Koch, Jr.	2011	471,563	—	363,610	476,486	284,636	57,787	1,654,082
Executive Vice	2010	448,292	—	263,900	364,793	275,010	59,881	1,411,876
President, Finance, and	2009	392,308	—	582,950	478,804	353,600	50,347	1,858,009
Chief Financial Officer (principal financial officer)
Michael J. Nestor	2011	471,563	—	363,610	476,486	284,636	20,553	1,616,848
President, Impax	2010	456,081	—	263,900	364,793	264,697	27,847	1,377,318
Pharmaceuticals division	2009	459,038	—	85,150	127,030	389,375	110,843	1,171,436
Carole S. Ben-Maimon, M.D.(5)	2011	142,808	37,500	454,320	708,008	142,159	—	1,484,795
President, Global Pharmaceuticals division
Mark A. Schlossberg(6)	2011	294,231	100,000	637,200	1,108,330	270,000	122,514	2,532,275
Senior Vice President, General Counsel and Corporate Secretary

(1) Represents the aggregate grant date fair value of stock or option awards, as applicable, computed in accordance with ASC Topic 718, based on assumptions set forth in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 28, 2011 and without giving effect to the estimate of forfeitures related to service-based vesting conditions.

(2) Represents annual cash incentive awards paid in 2012 for 2011 performance, paid in 2011 for 2010 performance and paid in 2010 for 2009 performance. Signing bonuses paid in May 2011 and October 2011 in connection with the hiring of Mr. Schlossberg and Dr. Ben-Maimon, respectively, are included in the “Bonus” column.

(3) In 2011, we paid matching contributions on amounts deferred by our named executive officers to our non-qualified deferred compensation plan and 401(k) plan from their respective 2011 salaries and cash incentive awards paid in 2011 with respect to 2010 performance. In 2010, we paid matching contributions on amounts deferred by our named executive officers to our non-qualified deferred compensation plan and 401(k) plan from their respective 2010 salaries and cash incentive awards paid in 2010 with respect to 2009 performance. In 2009, we paid matching contributions on amounts deferred by our named executive officers to our non-qualified deferred compensation plan and 401(k) plan from their respective 2009 salaries, 2009 bonuses and cash incentive awards paid in 2009 with respect to 2008 performance.

(4) “All Other Compensation” column for the year ended December 31, 2011 includes the following compensation items:

Name	Matching Contributions Under Non-Qualified Deferred Compensation Plan ($)	Matching Contributions Under 401(k) Plan ($)	Life Insurance Premium Payments ($)	Long-Term Disability Insurance Premium Payments ($)	Temporary Housing and Relocation Expense Reimbursements ($)	Tax Gross Up Payments(a) ($)
Larry Hsu, Ph.D.	63,308	7,350	3,135	—	—	1,816
Arthur A. Koch, Jr.	37,329	7,350	493	8,604	—	4,011
Michael J. Nestor	13,235	7,318	—	—	—	—
Carole S. Ben-Maimon M.D.	—	—	—	—	—	—
Mark A. Schlossberg	10,385	—	—	—	71,000	41,129
(a) Represents tax gross-up payments related to the payment of (i) life insurance premiums for Dr. Hsu and Mr. Koch and (ii) housing and relocation payments for Mr. Schlossberg.

(5) Dr. Ben-Maimon was appointed President of Global Pharmaceuticals, our generic products division, effective September 6, 2011.

(6) Mr. Schlossberg was appointed Senior Vice President, General Counsel and Corporate Secretary effective May 2, 2011.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 20

Back to Contents

Grants of Plan-Based Awards During Year Ended December 31, 2011

The following table sets forth information regarding grants of plan-based awards to our named executive officers during the year ended December 31, 2011.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Units (#)(2)	Options (#)(2)	Awards ($/Sh)(2)	Awards ($)(3)
Larry Hsu, Ph.D.		—	579,600	869,400	—	—	—	—
	May 11, 2011	—	—	—	46,000	—	—	1,286,620
	May 11, 2011	—	—	—	—	115,000	27.97	1,686,027

Arthur A. Koch, Jr.		—	284,636	426,954	—	—	—	—
	May 11, 2011	—	—	—	13,000	—	—	363,610
	May 11, 2011	—	—	—	—	32,500	27.97	476,486

Michael J. Nestor		—	284,636	426,954	—	—	—	—
	May 11, 2011	—	—	—	13,000	—	—	363,610
	May 11, 2011	—	—	—	—	32,500	27.97	476,486

Carole S. Ben-Maimon M.D.		—	142,159	213,192	—	—	—	—
	October 28, 2011	—	—	—	24,000	—	—	454,320
	October 28, 2011	—	—	—	—	75,000	18.93	708,008

Mark A. Schlossberg		—	270,000	405,000	—	—	—	—
	July 8, 2011	—	—	—	30,000	—	—	637,200
	July 8, 2011	—	—	—	—	100,000	21.24	1,108,330

(1) The target payout is based on 80% of Dr. Hsu’s 2011 base salary and 60% of the respective 2011 base salaries of Messrs. Koch, Nestor, Schlossberg and Dr. Ben-Maimon. We have the discretion to pay at, above or below these percentage targets depending on our overall financial and operational performance and the executive officer’s individual performance. The maximum payout is based on 120% of Dr. Hsu’s 2011 base salary and 90% of the respective 2011 base salaries of Messrs. Koch, Nestor, Schlossberg and Dr. Ben-Maimon to be awarded for superior performance. Dr. Ben-Maimon was appointed President of Global Pharmaceuticals, our generic products division, effective September 6, 2011. Pursuant to the terms of her employment agreement, Dr. Ben-Maimon received a 2011 cash incentive award equal to the cash incentive award amount she would have received had she been employed with the Company as of July 1, 2011. Mr. Schlossberg was appointed Senior Vice President, General Counsel and Corporate Secretary effective May 2, 2011. Pursuant to the terms of his employment agreement, Mr. Schlossberg received a 2011 cash incentive award equal to the cash incentive award amount he would have received had he been employed with the Company for the full fiscal year. See “— Compensation Discussion and Analysis — Components of Our Executive Compensation Program — Cash Incentive Awards” for a discussion of performance goals that the named executive officers should achieve to earn the awards.

(2) The common stock option and restricted stock awards shown in the table were made under our 2002 plan. The stock option and restricted stock grants vest in four equal annual installments beginning on the first anniversary of the date of grant. The exercise price of the option is the closing trading price of our common stock on the date of grant.

(3) Represents the grant date fair value of stock or option awards, as applicable, computed in accordance with ASC Topic 718, based on assumptions set forth in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 28, 2011 and without giving effect to the estimate of forfeitures related to service-based vesting conditions.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 21

Back to Contents

Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables

Agreements with Our Named Executive Officers

During 2011, we had employment agreements with each of our named executive officers.

Effective January 1, 2010, we entered into employment agreements with Dr. Hsu and Messrs. Koch and Nestor which had the effect of terminating any prior employment agreement with such named executive officer. We entered into an employment agreement with Mr. Schlossberg on May 2, 2011 and with Dr. Ben-Maimon on November 7, 2011. The employment agreements expire on December 31, 2012 unless further extended or terminated earlier as provided in the agreements. Each agreement automatically renews for a one-year period unless either party provides at least 90 days written notice of non-renewal prior to the end of the applicable term or unless it is terminated earlier.

Pursuant to the agreements, annual base salary for Dr. Hsu, Messrs. Koch, Nestor, and Schlossberg and Dr. Ben-Maimon was initially set at $700,000, $458,350, $458,350, $450,000 and $470,000 respectively, subject to increase or decrease as determined by the board or the compensation committee. The named executive officers are also eligible to receive: (i) an annual cash incentive bonus based upon a percentage of each person’s base salary and the attainment of goals established in writing by the board or its compensation committee; (ii) grants of stock options and restricted stock in an amount and on the terms determined by the compensation committee; and (iii) other compensation that may be awarded by the board or the compensation committee. Pursuant to her employment agreement, Dr. Ben-Maimon received a one-time hiring bonus of $75,000 with one-half of such hiring bonus paid in 2011 and the outstanding amount payable in September 2012. Pursuant to his employment agreement, Mr. Schlossberg received a one-time hiring bonus of $100,000, a relocation allowance in the net amount of $100,000 (with such amount grossed up to account for all applicable taxes and other required withholdings) and reimbursement of temporary living expenses in an amount up to $3,000 per month for a period up to May 2012. Each named executive officer is also entitled to have the benefit of all group life, disability, hospital, surgical and major medical insurance plans and other employee benefit plans made available to our executive personnel. In addition, the agreement with Dr. Hsu also provides that during the term of his employment, the board will nominate and recommend to stockholders his election as our director.

The employment agreements may be terminated by us with or without “cause” or by the named executive officer for “good reason” or for no reason, as such terms are defined in the agreements.

The employment agreements require the named executive officers to maintain the confidentiality of information relating to our company during and after the term of the agreement and also contain non-competition, non-solicitation, non-disparagement and cooperation covenants as well as other provisions customary for this type of employment agreement.

Additionally, the employment agreements contain provisions that provide for certain payments upon termination or a change in control of our company. See “— Potential Payments upon Termination or Change in Control — Potential Payments to Our Named Executive Officers upon Termination or Change in Control” for a discussion of potential payments to Dr. Hsu, Messrs. Koch, Nestor, and Schlossberg and Dr. Ben-Maimon upon a termination of their employment with us.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 22

Back to Contents

Outstanding Equity Awards at December 31, 2011

The following table sets forth the information regarding the outstanding option and stock awards for our named executive officers at December 31, 2011.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(1)	Market Value of Shares of Stock That Have Not Vested ($)(2)
Larry Hsu, Ph.D.	03/10/2003	75,000	—	3.04	03/10/2013	—	—
	05/20/2009	247,500	247,500	6.55	05/20/2019	69,000	1,391,730
	05/26/2010	28,750	86,250	20.30	05/26/2020	34,500	695,865
	05/11/2011	—	115,000	27.97	05/11/2021	46,000	927,820
Arthur A. Koch, Jr.	02/22/2005	50,000	—	17.13	02/22/2015	—	—
	05/20/2009	—	61,250	6.55	05/20/2019	44,500	897,565
	05/26/2010	8,125	24,375	20.30	05/26/2020	9,750	196,658
	05/11/2011	—	32,500	27.97	05/11/2021	13,000	262,210
Michael J. Nestor	06/06/2008	56,250	18,750	8.53	06/06/2018	7,500	151,275
	05/20/2009	16,250	16,250	6.55	05/20/2019	6,500	131,105
	05/26/2010	8,125	24,375	20.30	05/26/2020	9,750	196,658
	05/11/2011	—	32,500	27.97	05/11/2021	13,000	262,210
Carole S. Ben-Maimon M.D.	10/28/2011	—	75,000	18.93	10/28/2021	24,000	484,080
Mark A. Schlossberg	07/08/2011	—	100,000	21.24	07/08/2021	30,000	605,100

(1) All options and restricted stock vest in four equal annual installments beginning on the first anniversary of the date of grant.

(2) Based on the market value of common stock of $20.17 per share at December 30, 2011.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 23

Back to Contents

Option Exercises and Stock Vested During Year Ended December 31, 2011

The following table provides information about the value realized by the named executive officers on the exercise of option awards and the vesting of stock awards during the year ended December 31, 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (#)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Larry Hsu, Ph.D.	—	—	46,000	1,236,825
Arthur A. Koch, Jr.	61,250	1,248,275	25,500	686,163
Michael J. Nestor	—	—	14,000	349,168
Carole S. Ben-Maimon	—	—	—	—
Mark A. Schlossberg	—	—	—	—

(1) The value realized is calculated by determining the difference between the closing trading price of the underlying common stock at exercise and the exercise price of the option awards.

(2) The value realized on the vesting of stock awards is calculated by multiplying the number of shares of common stock vested by the closing trading price of the common stock on the vesting date.

Non-Qualified Deferred Compensation During Year Ended December 31, 2011

The following table sets forth the benefits received by our named executive officers under our non-qualified deferred compensation plan during the year ended December 31, 2011 as well as the aggregate non-qualified deferred compensation balances at December 31, 2011:

Name	Executive Contributions in 2011 ($)(1)	Registrant Contributions in 2011 ($)(2)	Aggregate Earnings/(Loss) in 2011 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2011 ($)(3)
Larry Hsu, Ph.D.	126,617	63,308	(67,508)	—	1,427,506
Arthur A. Koch, Jr.	74,657	37,329	(32,070)	—	611,836
Michael J. Nestor	26,470	13,235	(8,554)	—	154,615
Carole S. Ben-Maimon, M.D.	—	—	—	—	—
Mark A. Schlossberg	20,769	10,385	21	—	31,175

(1) Represents amounts deferred by each named executive officer to our non-qualified deferred compensation plan and reported in the Summary Compensation Table above under “Salary” for 2011 and “Non-Equity Incentive Plan Compensation” for 2011, relating to cash incentive awards paid in 2011 for 2010 performance as follows:

Name	2011 Salary Contributions ($)	Non-Equity Incentive Contributions for 2010 Performance ($)
Larry Hsu, Ph.D.	72,017	54,600
Arthur A. Koch, Jr.	47,156	27,501
Michael J. Nestor	—	26,470
Carole S. Ben-Maimon, M.D.	—	—
Mark A. Schlossberg	20,769	—

Amounts deferred by named executive officers to our non-qualified deferred compensation plan from their respective cash incentive awards paid in 2012 for 2011 performance and our matching contributions related to such deferred compensation made in 2012 will be included in the next year’s Non-Qualified Deferred Compensation table.

(2) These amounts are reported under “All Other Compensation” in the Summary Compensation Table above.

(3) Of the amounts shown, the following were included in the Summary Compensation Table and represent the amounts deferred by Dr. Hsu and Mr. Koch, respectively, from 2010 salary, cash incentive awards paid in 2010 for 2009 performance, 2009 salary and cash incentive awards paid in 2009 for 2008 performance: Dr. Hsu — $68,204 $71,550, $58,514 and $27,628; Mr. Koch — $44,829, $35,360, $39,231 and $18,669. Of the amounts shown, the amount of $38,937 and $21,890 were included in the Summary Compensation Table as deferred by Mr. Nestor from cash incentive awards paid in 2010 for 2009 performance and paid in 2009 for 2008 performance, respectively. For information regarding named executive officers’ deferrals from their respective 2011 salaries and cash incentive awards paid in 2011 for 2010 performance, see footnote 1 above. Our matching contributions relating to 2011, 2010 and 2009 salary payments and cash incentive awards paid in 2011 for 2010 performance, paid in 2010 for 2009 performance and paid in 2009 for 2008 performance were reported in “All Other Compensation” column in the Summary Compensation Table.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 24

Back to Contents

Narrative Disclosure to Non-Qualified Deferred Compensation Table

Our non-qualified deferred compensation plan permits highly-compensated individuals to receive a similar level of benefits (in terms of the overall percentage of their income eligible for tax deferral and employer matching contributions) as are available to employees with lower levels of income. Each participant can defer up to 75% of the participant’s base salary and up to 100% of the amount of the participant’s bonus or cash incentive awards. We make a matching contribution for each participant equal to 50% of the participant’s contribution up to 10% of base salary and bonus and cash incentive awards per year. A participant’s account is notionally invested in one or more investment funds and the value of the account is determined with respect to such investment allocations. Participants are fully vested in their contributions when made. Our matching contributions vest depending on the number of years of service, with participants being fully vested after five years of service. No contributions are forfeited as a result of a separation due to death, disability, termination of the plan or a change in control.

Benefits attributable to a participant may be valued as if they were invested in one or more investment funds, as directed by participants in writing. As of December 31, 2011, the investment funds consist of the following: Fidelity VIP Money Market Fund, MFS/Sun Life Government Securities Series Fund, PIMCO Total Return Fund, MFS / Sun Life Total Return Series Fund, MFS/Sun Life Value Series Fund, Dreyfus IP Stock Index Fund, T. Rowe Price Blue Chip Growth Fund, Alliance Bernstein VPS Small/Midcap Value A Fund, Fidelity VIP Mid Cap Fund, Delaware VIP Small Cap Value Series Fund, Alliance Bernstein VPS International Value A Fund, MFS / Sun Life Emerging Market Equity Series Fund and Sun Capital Real Estate Fund. Participants may change their selection of investment funds from time to time in writing in accordance with the procedure established by the plan administrator. Changes will take effect as soon as administratively practicable.

If a participant terminates his or her employment, or an eligible consultant ceases to render service to us, for any reason, including death, we will pay the participant an amount equal to the value of the vested balance credited to the participant’s plan account. If the participant has died, the balance of that account will be paid to one or more beneficiaries designated by the participant. See “— Potential Payments upon Termination or Change in Control — Non-Qualified Deferred Compensation Plan” for a description of the form of payouts, withdrawals and other distributions under our non-qualified deferred compensation plan.

Description of Equity Compensation Plans

The following description of the material terms of the 2002 plan, Impax Laboratories, Inc. 2001 Non-Qualified Employee Stock Purchase Plan, referred to as the “2001 plan,” and 1999 plan is intended as a summary only and is qualified in its entirety by reference to the complete text of such plans.

2002 Plan

The principle purpose of the 2002 plan is to attract, retain and motivate key personnel. The 2002 plan authorizes the grant of incentive stock options, referred to as “ISOs,” non-statutory stock options, stock appreciation rights, referred to as “SARs,” and restricted stock awards. We may grant awards under the 2002 plan to our officers, employees, directors and consultants, or those of our subsidiaries. ISOs may be granted only to our employees or those of our subsidiaries. We may also, from time to time, assume outstanding awards granted by another company by either granting an award under the 2002 plan in replacement of the award we assumed or by treating the assumed award as if it had been granted under the 2002 plan.

The maximum total number of shares for which awards can be granted under the 2002 plan is 11,800,000 shares of common stock, subject to appropriate adjustment in a manner determined by our board or a committee thereof to reflect changes in our capitalization.

The 2002 plan is administered by our board. Subject to the terms of the 2002 plan, the board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of the award may be exercised, the exercise, purchase or strike price of each award, the type of consideration permitted to exercise or purchase each award and other terms of the awards. Except for awards granted to our non-employee directors and the power to amend or terminate the plan, the board may delegate its authority under the 2002 plan to a committee. This committee must consist of at least two directors who are “non-employee directors” under Exchange Act Rule 16b-3 and “outside directors” under Section 162(m) of the Code. However, if the committee does not meet either of these requirements, the validity of awards granted or actions taken under the 2002 plan will not be affected. The board may also delegate nondiscretionary administrative duties to one or more of our employees. We have chosen to exercise this delegation of authority to the fullest extent permitted by the plan.

The board may generally amend or terminate the 2002 plan or any related award agreement at any time, although a holder must consent to any amendment or termination that adversely affects his or her rights. Under the 2002 plan, during any period in which our common stock is listed on NASDAQ or any other national securities exchange, our stockholders must approve any amendment that would increase the number of shares of common stock for which awards may be granted under the 2002 plan (in the aggregate or on an individual basis) or modify the class of employees eligible to receive awards under the 2002 plan.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 25

Back to Contents

2001 Plan

In February 2001, in order to encourage employee ownership of our common stock, the board approved the 2001 plan, under which we can issue 500,000 shares of common stock, subject to certain adjustments as set forth in such plan. The 2001 plan provides an opportunity for employees to purchase common stock at a 15% discount to the market price through payroll deductions or lump sum cash investments of up to $25,000 in any one calendar year. The 2001 plan is administered by the compensation committee, which has the authority to interpret, amend and make any determinations necessary to administer the 2001 plan.

1999 Plan

Our stockholders adopted the 1999 plan in connection with the merger of Global Pharmaceutical Corporation with Impax Pharmaceuticals, Inc. effective December 14, 1999. Except for the differences noted below in the summary of the 1999 plan, the material terms of the 1999 plan are substantially similar to those of the 2002 plan.

The maximum total number of shares for which awards can be granted under the 1999 plan is 5,000,000 shares of common stock, subject to appropriate adjustment in a manner determined by our board or a committee thereof to reflect changes in our capitalization. Under the 1999 plan, and subject to adjustments to reflect changes in our capitalization, the maximum number of shares of common stock with respect to which stock options or SARs may be granted during any calendar year to any employee may not exceed 300,000 shares. While the 1999 plan provides for the annual grant of options to purchase 2,000 shares of common stock to each of our non-employee directors, we did not grant options to our non-employee directors during 2005, 2006, 2007, 2008, 2009, 2010 or 2011 under the 1999 plan. Non-employee directors become eligible for such options after one year of service in that capacity.

Potential Payments upon Termination or Change in Control

In 2011, upon termination of employment and/or upon a change in control, each of our named executive officers would have been entitled to receive from us potential payments and benefits under the following agreements and plans:

•

employment agreements with our named executive officers;

•

our 1999 plan and 2002 plan; and

•

our non-qualified deferred compensation plan.

Employment Agreements with Our Named Executive Officers

Employment Agreement Terms

The employment agreements with our named executive officers specify our obligations to each such officer upon termination of his respective employment under various circumstances. Each employment agreement may be terminated upon the death of the named executive officer, by us on 30 days written notice upon the disability of the named executive officer, by us upon written notice to the named executive officer with or without “cause” and by the named executive officer upon 60 days written notice without “good reason” or at any time prior to the 60th day after any event providing “good reason,” provided such event is not cured within 30 days.

Under the terms of the employment agreements, “disability” means the inability of the named executive officer to perform his duties and responsibilities under the agreement, with or without reasonable accommodation, due to any physical or mental illness or incapacity, which condition either (i) has continued for a period of 180 calendar days in any consecutive 365-day period, or (ii) is likely to continue for a period of at least six consecutive months from its commencement as projected by our board in good faith after consulting with a doctor selected by us and consented to by the named executive officer (or, in the event of his incapacity, by his legal representative), such consent not to be unreasonably withheld.

Under the terms of the employment agreements, “cause” means:

•

the willful and continued failure of the named executive officer to perform his obligations under the agreement, provided there is a 15-day cure period;

•

the named executive officer’s indictment for, conviction of, or plea of guilty or nolo contendere to a felony or other crime involving moral turpitude or dishonesty;

•

the named executive officer’s willful misconduct in the performance of his duties; and

•

the named executive officer’s willful misconduct other than in the performance of his duties that is actually or potentially materially injurious to us.

Under the terms of the employment agreements, “good reason” means:

•

a material breach of the agreement;

•

a material diminution in the authorities, duties or responsibilities of the named executive officer set forth in his respective agreement (other than temporarily while such officer is physically or mentally incapacitated and unable to properly perform such duties, as determined by our board in good faith);

•

the loss of any of the titles granted to the named executive officer in his respective agreement;

•

a material reduction by us in the base salary or in any of the percentages of base salary payable as an annual cash incentive award to the named executive officer, but, except in the case of a reduction following a “change of control,” not including (a) a reduction in base salary or in any of the percentages of base salary payable as an annual cash incentive award which is consistent with the reduction in base salary or in any of the percentages of base salary payable as an annual cash incentive award imposed on all of our senior executives, or (b) a reduction in base salary or in any of the percentages of base salary payable as an annual cash incentive award based on the results of peer benchmark data obtained by our board and after approval of the board;

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 26

Back to Contents

•

the relocation of the named executive officer to an office more than 50 miles from his then-current location;

•

the assignment to the named executive officer of duties or responsibilities that are materially inconsistent with any of his duties and responsibilities set forth in his respective agreement;

•

a material change in the reporting structure set forth in his respective agreement; and

•

our failure to obtain the assumption in writing of our obligation to perform the named executive officer’s respective agreement by any successor in connection with a sale or other disposition by us of all or substantially all of our assets or businesses within 10 days after such sale or other disposition.

In addition, Dr. Hsu may also terminate his employment agreement with us for good reason if we fail to nominate or re-nominate him to serve as a director, other than as a result of his death or disability or a legal prohibition.

Under the terms of the employment agreements, a “change of control” means (provided each event is a “change in control event” within the meaning of Section 409A of the Code):

•

any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than us, any trustee or other fiduciary holding securities under any of our employee benefit plans, or any company owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our common stock), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of our company representing more than 50% of our combined voting power then outstanding, referred to as “greater than 50% holders;”

•

during any period of 12 consecutive months, the individuals who, at the beginning of such period, constitute our board, and any new director whose election by our board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of our board;

•

a merger or consolidation of our company with any other corporation or other entity, other than a merger or consolidation that would result in our voting securities outstanding immediately prior thereto (and held by persons that are not affiliates of the acquirer) continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of our voting securities or such surviving entity immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization (or similar transaction) in which no person (other than greater than 50% holders) acquires more than 50% of our voting securities shall not constitute a change of control; or

•

the consummation of a sale or other disposition by us of all or substantially all of our assets, including a liquidation, other than the sale or other disposition of all or substantially all of our assets to a person or persons who beneficially own, directly or indirectly, more than 50% of our voting securities immediately prior to the time of the sale or other disposition.

Employment Agreement Benefits

Upon the death of a named executive officer, such officer’s estate shall receive: (i) any earned but unpaid base salary through the termination date; (ii) any annual cash incentive award earned but unpaid for the prior fiscal year, which amount will be paid within two and one-half months following the end of the calendar year to which it relates; (iii) reimbursement for any unreimbursed expenses properly incurred and paid through the termination date; (iv) any accrued but unused vacation time; (v) all vested stock options and restricted stock; and (vi) vested accrued benefits and other payments, if any, which such officer or his dependents are entitled to under our employee benefit arrangements, plans and programs, as of the termination date, except severance pay plans, collectively referred to as the “amounts and benefits.” If the termination event occurs after our first fiscal quarter of any year, we will pay a pro rata portion of such officer’s annual cash incentive award, to be determined by multiplying the amount of such award which would be due for the full fiscal year, as determined by our board, by a fraction, the numerator of which is the number of days during the fiscal year of termination such officer was employed and the denominator of which is 365, referred to as the “pro rata award,” which amount will be paid within two and one-half months following the end of the calendar year to which it relates. In addition, all unvested restricted stock granted to such officer will immediately vest and the portion of unvested stock options of such officer which are scheduled to vest in the calendar year of the termination will vest upon the certification of the compensation committee based on the achievement of performance goals through the termination date.

If the employment of a named executive officer is terminated by us on 30 days written notice upon the disability of such officer, we will pay the officer the amount and benefits, the pro rata award and medical benefits for six months. In addition, upon the receipt of a general release of claims from such officer, 50% of all unvested restricted stock granted to such officer will immediately vest on the termination date and the portion of the unvested stock options of such officer scheduled to vest in the calendar year of the termination will vest upon the certification of the compensation committee based on the achievement of performance goals through the termination date.

If the employment of a named executive officer is terminated for cause by us or without good reason by such officer, we will pay the officer the amount and benefits.

If the employment of a named executive officer is terminated without cause by us or for good reason by such officer, we will pay the officer the amounts and benefits. In addition, each named executive officer will receive the following:

•

Dr. Hsu. Dr. Hsu will be paid or provided with (i) a cash severance in an amount equal to the sum of (a) the balance of the base salary due under his employment agreement or two times his base salary as then in effect, whichever is greater, plus (b) an amount equal to two times the average of the annual cash incentive awards received for all fiscal years during the term of his agreement, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date; (ii) the pro rata award, which amount will be paid within two and one-half months following the end of the calendar year to which it relates; and (iii) all benefits for 24 months from the termination date. In addition, the vesting of all of Dr. Hsu’s unvested stock options and restricted stock will be accelerated by 12 months and his stock options will remain exercisable for 12 months following the termination date.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 27

Back to Contents

•

Messrs. Koch, Nestor, Schlossberg and Dr. Ben-Maimon . Messrs. Koch, Nestor and Schlossberg and Dr. Ben-Maimon will be paid or provided with (i) a cash payment in an amount equal to the sum of (a) the balance of the base salary due under his respective employment agreement or one and one half times his respective base salary as then in effect, whichever is greater, plus (b) an amount equal to one and one half times the average of the annual cash incentive awards received by such officer for all fiscal years during the term of his respective agreement, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date; (ii) the pro rata award; and (iii) all benefits for 24 months from the termination date. In addition, all of the unvested stock options and restricted stock held by Messrs. Koch, Nestor and Schlossberg and Dr. Ben-Maimon respectively, will be accelerated by 12 months and such stock options will remain exercisable for 12 months following his respective termination date.

If the employment of a named executive officer is terminated without cause by us or for good reason by the named executive officer within 60 days preceding or 12 months following a change of control, we will pay such officer the amounts and benefits. In addition, each named executive officer will receive the following:

•

Dr. Hsu. Dr. Hsu will be paid (i) a cash severance in an amount equal to the sum of (a) the balance of the base salary due under his agreement or two and one half times his then current base salary, whichever is greater, plus (b) an amount equal to two and one half times the average of the annual cash incentive awards received for all fiscal years during the term of the agreement, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date; and (ii) the pro rata award, which amount will be paid within two and one-half months following the end of the calendar year to which it relates.

•

Messrs. Koch, Nestor, Schlossberg and Dr. Ben-Maimon . Messrs. Koch, Nestor and Schlossberg and Dr. Ben-Maimon will be paid or provided with (i) an amount equal to the sum of (a) the balance of the base salary due such officer under his respective agreement or two and one quarter times such officer’s then current base salary, whichever is greater, plus (b) an amount equal to two and one quarter times the average of the annual cash incentive awards received by such officer for all fiscal years during the term of the agreement, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date, and (ii) the pro rata award, which amount will be paid within two and one-half months following the end of the calendar year to which it relates.

Each named executive officer will also receive all benefits for 24 months from the termination date and each officer’s unvested stock options and restricted stock will be accelerated to the termination date and his stock options will remain exercisable for 12 months following the termination date.

Under each employment agreement, upon a termination by us without cause or by the named executive officer for good reason, whether or not following a change of control, our obligation to (i) make severance payments and (ii) distribute, accelerate vesting periods or extend exercise periods with respect to restricted stock or stock options, as applicable, except for the provision of the amounts and benefits, is conditioned upon the receipt of a general release of claims from the named executive officer. In addition, any severance payable under an employment agreement which remains unpaid or other benefits yet to be received in connection with a termination by us without cause or by the named executive officer for good reason, whether or not following a change of control, will be forfeited by the named executive officer for failure to comply with (i) the terms of the confidentiality and non-disclosure provisions, (ii) the non-competition covenant applicable for a period of 12 months following the termination date, (iii) the non-solicitation covenant applicable for a period of 24 months following the termination date with respect to our employees, representatives, agents and vendors and for a period of 12 months following the termination date with respect to our customers, (iv) the non-disparagement covenant applicable for a period of five years from the termination date, and (v) the cooperation covenants.

Stock Incentive Plans and Award Agreements

The table below sets forth the benefits that each named executive officer holding awards granted under our 1999 plan and 2002 plan would be entitled to receive should his employment terminate under the following specified circumstances. These rights and benefits may be amended or modified as otherwise determined by the board at the time that a grant or award is made or, if the named executive officer’s rights are not reduced, thereafter:

Termination Circumstance	Stock Incentive Plan Benefit
Death or disability

The vested portion of any stock option as of the date of death or disability may be exercised within one year from the date of death or disability, but in no event after the stated expiration of the option.

Termination other than death, disability or for cause(1)	The vested portion of any stock option as of the date of termination may be exercised within 30 days from the date of termination, but in no event after the stated expiration of the option.

(1) Under the 1999 plan and 2002 plan, “cause” is defined as under an applicable employment or consulting agreement. If there is no such agreement or no such definition in an agreement, “cause” is defined to mean dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties.

Under each of our 1999 plan and 2002 plan, if, in the event of a “change in control,” the surviving corporation refuses to assume or to substitute with similar awards the outstanding awards granted under these plans, then all such outstanding awards will become immediately exercisable, referred to as an “equity plan change in control event.” The award will terminate if it is not exercised at or prior to the event constituting the change in control.

For these purposes, a “change in control” means:

•

a sale of all or substantially all of our assets;

•

a merger or consolidation in which we are not the surviving corporation; or

•

a reverse merger in which we are the surviving corporation but the shares of our common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

Pursuant to the terms of our standard stock bonus award agreement under the 2002 plan, the vesting of a restricted stock award granted to named executive officers under the 2002 plan is accelerated in full as of the date of any of the following events: (i) an executive’s death or disability; (ii) a change within a 12-month period in the holders of more than 50% of our outstanding common stock (other than as provided under our 2002 plan); or (iii) any other event deemed to constitute a “change of control” by the board (other than as provided under our 2002 plan), events (ii) and (iii) collectively referred to as an “2002 award agreement change of control event.”

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 28

Back to Contents

Non-Qualified Deferred Compensation Plan

Our non-qualified deferred compensation plan provides that matching contributions by us vest depending on the number of years of service for each named executive officer, with such officers being fully vested after five years of service. Upon the occurrence of a named executive officer’s death or “disability,” the amount of matching contributions by us to such officer under the plan will immediately vest. Further, upon the occurrence of a “change in control” of our company, the amount of matching contributions by us to the named executive officers under the plan will immediately vest.

Under the non-qualified deferred compensation plan, “disability” is generally defined as a physical or mental condition whereby the named executive officer: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of such named executive officer’s employer.

Under the non-qualified deferred compensation plan, a “change in control” is generally defined as a change in the ownership or effective control of our company, or in the ownership of a substantial portion of the assets of our company, as defined and determined under Section 409A(a)(2)(A)(v) of the Code, Treasury Notice 2005-1 and any further guidance published with respect to such term, and includes any one of the following events:

•

a change in ownership in which a person, group or entity acquires more than 50% of the total fair market value or total voting power of our stock;

•

a person, group or entity acquires (in a 12-month period) ownership of stock with 35% or more of the total voting power of our stock;

•

a majority of the board is replaced in a 12-month period by directors whose appointment or election was not endorsed by a majority of the board before their appointment or election; or

•

a change in ownership of a substantial portion of our assets in which a person, group or entity acquires 40% or more of the gross fair market value of our assets.

The payment of unvested matching contributions under the plan to our named executive officers (or such officer’s estate) in the event of death, disability or a change in control will be made as follows:

•

upon death, (i) if the payment of benefits under the plan had commenced, pursuant to the then existing benefit payment plan, or (ii) if the payment of benefits under the plan had not yet commenced, in a lump sum payment as soon as administratively possible;

•

upon disability, in a lump sum payment not earlier than the sixth month following the named executive officer’s disability; and

•

upon a change in control, as specified by such named executive officer in the distribution election, (i) a lump sum payment as soon as administratively possible; or (ii) annual installments for a period of up to 15 years (or in the event of payment of an in-service account, a maximum of five years) with annual payments equal to the balance of the account immediately prior to the payment, multiplied by a fraction, the numerator of which is one and the denominator of which commences at the number of annual payments initially chosen and is reduced by one in each succeeding year.

Potential Payments to Our Named Executive Officers upon Termination or Change in Control

Potential Payments upon Termination

The following table shows the estimated amount of payments and benefits that would be provided by us (or our successor) to each of the named executive officers under the plans and agreements described above assuming that their employment was terminated as of December 31, 2011 for various reasons as described below:

Reason for Termination of Employment
Named Executive Officer and Nature of Payment	Terminated by Us without Cause or by Officer With Good Reason	Terminated by Us for Cause	Terminated by Officer without Good Reason	Disability	Death	Terminated by Us without Cause or by Officer for Good Reason in Connection with a Change of Control
Larry Hsu, Ph.D.
Base Severance Payment	136,538(1)	122,605(1)	122,605(1)	0(1)	136,538(1)	136,538(1)
Accrued Benefits	0(2)	0(2)	0(2)	180,000(2)	1,500,000(2)	0(2)
Cash Severance Payment	2,541,000(3)	—	—	—	—	3,176,250(3)
Pro Rata Award	579,600(4)	—	—	579,600(4)	579,600(4)	579,600(4)
Cost of continuation of benefits	37,314(5)	—	—	9,328(6)	—	37,314(5)
Value of accelerated stock options	1,685,475(7)	—	—	0(8)	0(8)	3,370,950(9)
Value of accelerated restricted stock	1,159,775(10)	—	—	2,203,573(11)	3,015,415(12)	3,015,415(12)
Non-Qualified Deferred Compensation	—	—	—	—	—	—
TOTAL	6,139,702	122,605	122,605	2,972,501	5,231,553	10,316,067

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 29

Back to Contents

Reason for Termination of Employment
Named Executive Officer and Nature of Payment	Terminated by Us without Cause or by Officer With Good Reason	Terminated by Us for Cause	Terminated by Officer without Good Reason	Disability	Death	Terminated by Us without Cause or by Officer for Good Reason in Connection with a Change of Control
Arthur A. Koch, Jr.
Base Severance Payment	84,843(1)	75,720(1)	75,720(1)	0(1)	84,843(1)	84,843(1)
Accrued Benefits	0(2)	0(2)	0(2)	1,813,500(2)	1,005,000(2)	0(2)
Cash Severance Payment	1,124,105(13)	—	—	—	—	1,686,157(13)
Pro Rata Award	284,636(4)	—	—	284,636(4)	284,636(4)	284,636(4)
Cost of continuation of benefits	49,396(5)	—	—	12,349(6)	—	49,396(5)
Value of accelerated stock options	417,113(7)	—	—	0(8)	0(8)	834,225(9)
Value of accelerated restricted stock	579,888(10)	—	—	1,126,999(11)	1,356,433(12)	1,356,433(12)
Non-Qualified Deferred Compensation	—	—	—	—	—	—
TOTAL	2,539,981	75,720	75,720	3,237,484	2,730,912	4,295,690
Michael J. Nestor
Base Severance Payment	34,703(1)	25,580(1)	25,580(1)	0(1)	34,703(1)	34,703(1)
Accrued Benefits	0(2)	0(2)	0(2)	510,000(2)	575,000(2)	0(2)
Cash Severance Payment	1,108,635(14)	—	—	—	—	1,662,952(14)
Pro Rata Award	284,636(4)	—	—	284,636(4)	284,636(4)	284,636(4)
Cost of continuation of benefits	52,504(5)	—	—	13,126(6)	—	52,504(5)
Value of accelerated stock options	328,913(7)	—	—	0(8)	0(8)	439,575(9)
Value of accelerated restricted stock	347,933(10)	—	—	511,814(11)	741,248(12)	741,248(12)
Non-Qualified Deferred Compensation	—	—	—	20,615(15)	20,615(15)	20,615(15)
TOTAL	2,157,324	25,580	25,580	1,340,191	1,656,202	3,236,233
Carole S. Ben-Maimon, M.D.
Base Severance Payment	26,989(1)	17,950(1)	17,950(1)	0(1)	26,989(1)	26,989(1)
Accrued Benefits	0(2)	0(2)	0(2)	1,102,500(2)	470,000(2)	0(2)
Cash Severance Payment	705,000(16)	—	—	—	—	1,057,500(16)
Pro Rata Award	142,159(4)	—	—	142,159(4)	142,159(4)	142,159(4)
Cost of continuation of benefits	49,396(5)	—	—	12,349(6)	—	49,396(5)
Value of accelerated stock options	23,250(7)	—	—	0(8)	0(8)	93,000(9)
Value of accelerated restricted stock	121,020(10)	—	—	484,080(11)	484,080(12)	484,080(12)
Non-Qualified Deferred Compensation	—	—	—	—	—	—
TOTAL	1,067,814	17,950	17,950	1,741,088	1,123,228	1,853,124

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 30

Back to Contents

Reason for Termination of Employment
Named Executive Officer and Nature of Payment	Terminated by Us without Cause or by Officer With Good Reason	Terminated by Us for Cause	Terminated by Officer without Good Reason	Disability	Death	Terminated by Us without Cause or by Officer for Good Reason in Connection with a Change of Control
Mark A. Schlossberg
Base Severance Payment	35,358(1)	26,704(1)	26,704(1)	0(1)	35,358(1)	35,358(1)
Accrued Benefits	0(2)	0(2)	0(2)	1,237,500(2)	450,000(2)	0(2)
Cash Severance Payment	675,000(17)	—	—	—	—	1,012,500(17)
Pro Rata Award	270,000(4)	—	—	270,000(4)	270,000(4)	270,000(4)
Cost of continuation of benefits	52,504(5)	—	—	13,126(6)	—	52,504(5)
Value of accelerated stock options	0(7)	—	—	0(8)	0(8)	0(9)
Value of accelerated restricted stock	151,275(10)	—	—	605,100(11)	605,100(12)	605,100(12)
Non-Qualified Deferred Compensation	—	—	—	10,392(15)	10,392(15)	10,392(15)
TOTAL	1,184,137	26,704	26,704	2,136,118	1,370,850	1,985,854

(1) Represents the amount payable under the named executive officer’s employment agreement for (i) any earned but unpaid base salary through the termination date; (ii) any annual cash incentive award earned but unpaid for the prior fiscal year, which amount is paid within two and one-half months following the end of the then current calendar year; and (iii) any accrued but unused vacation time.

(2) Represents the amount payable under the named executive officer’s employment agreement for vested accrued benefits and other payments, if any, which such officer or his dependents are entitled to under our employee benefit arrangements, plans and programs, as of the termination date, except severance pay plans.

(3) Represents the amount payable under Dr. Hsu’s employment agreement with us, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date.

(4) Represents the estimated amount of the pro rata award payable under the named executive officer’s employment agreement, which amount will be paid within two and one-half months following the end of the calendar year to which it relates.

(5) Represents the estimated cost to continue the named executive officer’s benefits for a period of 24 months from the termination date.

(6) Represents the estimated cost to continue the named executive officer’s medical benefits for a period of 6 months from the termination date under such officer’s employment agreement.

(7) Represents the value realized on the acceleration of the vesting of all unvested stock options scheduled to vest within 12 months from the termination date, which value is determined for each unvested stock option (subject to vesting within 12 months) by subtracting the exercise price for such stock option from $20.17, the closing price of our common stock on December 30, 2011, the termination date.

(8) Represents the value realized on the acceleration of the vesting of all unvested stock options scheduled to vest in the calendar year of the termination upon the certification of the compensation committee based on the achievement of performance goals through the termination date, which value is determined for each unvested stock option by subtracting the exercise price for such stock option from $20.17, the closing price of our common stock on December 30, 2011, the termination date.

(9) Represents the value realized on the acceleration of the vesting of all unvested stock options, which value is determined for each unvested stock option by subtracting the exercise price for such stock option from $20.17, the closing price of our common stock on December 30, 2011, the termination date.

(10) Represents the value realized on the acceleration of the vesting of all shares of restricted stock scheduled to vest within 12 months from the termination date, which value is determined by multiplying $20.17, the closing price of our common stock on December 30, 2011, the termination date, by the number of shares of restricted stock (subject to vesting within 12 months) as of such date.

(11) Represents the aggregate of (i) the value realized on the acceleration of the vesting of all shares of restricted stock granted under the terms of our standard stock bonus award agreement under the 2002 plan, which value is determined by multiplying $20.17, the closing price of our common stock on December 30, 2011, the termination date, by the number of such shares of restricted stock as of such date and (ii) the value realized on the acceleration of the vesting of 50% of all shares of restricted stock granted under the terms of the 2002 plan (excluding any shares of restricted stock granted under the terms of our standard stock bonus award agreement), which value is determined by multiplying $20.17, the closing price of our common stock on December 30, 2011, the termination date, by the number of shares of such restricted stock as of such date.

(12) Represents the value realized on the acceleration of the vesting of all shares of restricted stock, which value is determined by multiplying $20.17, the closing price of our common stock on December 30, 2011, the termination date, by the number of shares of restricted stock as of such date.

(13) Represents the amount payable under Mr. Koch’s employment agreement with us, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date.

(14) Represents the amount payable under Mr. Nestor’s employment agreement with us, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date.

(15) Represents the value received on the acceleration of the vesting of the unvested portion of the matching contributions made by us for the benefit of the named executive officer under our non-qualified deferred compensation plan.

(16) Represents the amount payable under Dr. Ben-Maimon’s employment agreement with us, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date.

(17) Represents the amount payable under Mr. Schlossberg’s employment agreement with us, with the aggregate amount due paid in equal installments for a period of 12 months from the termination date.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 31

Back to Contents

Potential Payments upon Change in Control

The following table shows the potential benefit to each named executive officer related to (i) the acceleration of the vesting of the unvested portions of the stock options and the restricted stock held by such officer under the 1999 plan and the 2002 plan assuming an equity plan change in control event occurred on December 31, 2011, (ii) the acceleration of the vesting of the restricted stock held by such officers under the terms of our standard stock bonus award agreement under the 2002 plan assuming a 2002 award agreement change of control event occurred on December 31, 2011, and (iii) the acceleration of the vesting of the unvested portion of the matching contributions made by us for the benefit of the named executive officer under our non-qualified deferred compensation plan upon the occurrence of a “change in control” of our company:

	Option Awards		Stock Awards		Accelerated Vesting of Matching Contributions by us ($)(3)
Named Executive Officer and Change in Control Event	Number of Securities Underlying Unvested Options (#)	Accelerated Vesting of Unvested Options ($)(1)	Number of Shares of Unvested Restricted Stock (#)	Accelerated Vesting of Restricted Stock ($)(2)
Larry Hsu, Ph.D.
Equity plan change in control event	448,750	3,370,950	80,500	1,623,685	—
2002 award agreement change of control event	—	—	69,000	1,391,730	—
Non-Qualified Deferred Compensation	—	—	—	—	—
Arthur A. Koch, Jr.
Equity plan change in control event	118,125	834,225	22,750	458,868	—
2002 award agreement change of control event	—	—	44,500	897,565	—
Non-Qualified Deferred Compensation	—	—	—	—	—
Michael J. Nestor
Equity plan change in control event	91,875	439,575	22,750	458,868	—
2002 award agreement change of control event	—	—	14,000	282,380	—
Non-Qualified Deferred Compensation	—	—	—	—	20,615
Carole S. Ben-Maimon, M.D.
Equity plan change in control event	75,000	93,000	24,000	484,080	—
2002 award agreement change of control event	—	—	—	—	—
Non-Qualified Deferred Compensation	—	—	—	—	—
Mark A. Schlossberg
Equity plan change in control event	100,000	0	30,000	605,100	—
2002 award agreement change of control event	—	—	—	—	—
Non-Qualified Deferred Compensation	—	—	—	—	10,392

(1) Based on the difference between the closing price of our common stock on December 30, 2011, $20.17 per share, and the exercise price of the stock option.

(2) Based on the closing price of our common stock on December 30, 2011, $20.17 per share.

(3) Represents the value received on the acceleration of the vesting of the unvested portion of the matching contributions made by us for the benefit of the named executive officer under our non-qualified deferred compensation plan.

Compensation Committee Interlocks and Insider Participation

Drs. Leslie Z. Benet and Nigel Ten Fleming and Mr. Robert L. Burr served as members of the compensation committee during the year ended December 31, 2011, with Mr. Burr serving as chairman. None of them was a current or former officer or employee of, or engaged in certain related transactions with us, as required to be disclosed by SEC regulations. Additionally, there were no compensation committee “interlocks” during the year ended December 31, 2011, which generally means that none of our executive officers served as a director or member of the compensation committee of any other entity that had an executive officer serving as a member of our board or our compensation committee.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 32

Back to Contents

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC. Based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 and this proxy statement.

This Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the report be incorporated by reference.

The Compensation Committee

Robert L. Burr (Chairman)

Dr. Leslie Z. Benet

Dr. Nigel Ten Fleming

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Party Transactions

Ann Hsu, Ph.D., wife of Larry Hsu, Ph.D., our President, Chief Executive Officer and director, is employed as our Vice President, Clinical Research, at an annual salary of $332,053. In 2011, Dr. Ann Hsu received an annual cash incentive award of $177,998 for her 2010 performance, and in March 2012, Dr. Ann Hsu received an annual cash incentive award of $128,340 for her 2011 performance. In 2011, we matched Dr. Ann Hsu’s contributions to the non-qualified deferred compensation plan and 401(k) plan in the aggregate amount of $31,925. In 2011, Dr. Ann Hsu was granted restricted stock awards of 19,435 shares. The restricted stock awards vests in four equal annual installments beginning on the first anniversary of the date of grant. Dr. Ann Hsu is also entitled to customary benefits awarded to our employees.

Review, Approval or Ratification of Transactions with Related Persons

We have adopted written policies and procedures regarding related-party transactions. Our policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which we or any of our subsidiaries was, is or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect interest. Under this policy, the audit committee must approve all transactions between us or one of our subsidiaries and a director, nominee for director, executive officer, five percent stockholder, certain related entities or immediate family members of a director, nominee for director, executive officer or five percent stockholder that would be required to be disclosed in our proxy statements. The policy also authorizes the chairman of the audit committee to approve, or reject, proposed related-party transactions in those instances in which it is not practicable or desirable for us to wait until the next audit committee meeting.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 33

Back to Contents

PROPOSAL 2  ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As discussed in “Executive Compensation — Compensation Discussion and Analysis,” our overall compensation goal is to reward our executive officers in a manner that supports our pay-for-performance philosophy while maintaining an overall level of compensation that we believe is reasonable and competitive. Our compensation policies and procedures are described in detail in “Executive Compensation — Compensation Discussion and Analysis.”

Pursuant to Section 14A of the Exchange Act, we are required to submit a proposal to stockholders for a (non-binding) advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for stockholder vote at the annual meeting:

“RESOLVED, that the stockholders of Impax Laboratories, Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.”

At our 2011 annual meeting, our stockholders overwhelmingly approved the compensation of our named executive officers, with over 97% of the votes cast in favor of the “say-on-pay” proposal. We believe this affirms our stockholders’ support of our approach to executive compensation.

As this is an advisory vote, the result will not be binding on us, our board or the compensation committee, although our board and the compensation committee will consider the outcome of the vote when making future compensation decisions for named executive officers. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

Unless our board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2013 annual meeting of stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3  RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 28, 2011, we dismissed Grant Thornton LLP (“GT”) and engaged KPMG LLP as our independent registered accounting public accounting firm effective on such date, with the approval of our audit committee. The reports of GT on our consolidated financial statements as of and for the years ended December 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended December 31, 2009 and December 31, 2010, and through February 28, 2011, there were no disagreements between us and GT on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure that, if not resolved to GT’s satisfaction, would have caused it to make reference to the matter in conjunction with its reports on our consolidated financial statements for the relevant year and there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

On February 28, 2011, we filed a Current Report on Form 8-K with the SEC reporting the events described above. Attached as Exhibit 99.1 to the Current Report on Form 8-K, as amended on March 2, 2011, is a letter from GT stating that it read Item 4.01 of the report and agreed with the statements concerning it contained therein.

The firm of KPMG LLP has served as our independent registered public accounting firm since February 28, 2011 and conducted the audit of our consolidated financial statements for the fiscal year ended December 31, 2011. During our fiscal years ended December 31, 2009 and December 31, 2010, and through February 28, 2011, the Company did not consult with KPMG LLP regarding any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The audit committee has approved the appointment of KPMG LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2012. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by applicable law, or by our Restated Certificate of Incorporation, amended and restated bylaws or other governing documents. Nonetheless, the audit committee is submitting the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of KPMG LLP, the audit committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the audit committee may, in its discretion, direct the engagement of a different independent registered public accounting firm at any time during the year if it determines such change would be in our best interests and in the best interests of our stockholders.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 34

Back to Contents

Neither a representative of KPMG LLP nor GT is expected to be present or make a statement at the annual meeting but a representative of KPMG LLP may be available by telephone to respond to appropriate questions from stockholders. In the event that a representative of either KPMG LLP or GT, or both, is present at our annual meeting, such representative or representatives will have an opportunity to make a statement if such representative or representatives so desire, and will be available to respond to appropriate questions by stockholders.

Principal Accountant Fees and Services

The aggregate fees for professional services rendered for us by KPMG LLP for the year ended December 31, 2011 were:

Services Rendered	2011
Audit Fees(a)	$981,150
Audit Related Fees(b)	55,000
Tax Fees(c)	291,100
All Other Fees(d)	128,040
TOTAL FEES	$1,455,290

(a) Audit Fees billed for the year ended December 31, 2011 were for the audit of our consolidated financial statements and the audit of the financial statements of our Taiwan subsidiary, Impax Laboratories (Taiwan) Inc.

(b) Audit Related Fees billed in the year ended December 31, 2011 were for the audit of the financial statements of our company sponsored 401(k) plan and other services related to the review of documents filed with the SEC.

(c) Tax Fees for the year ended December 31, 2011 were in connection with a compliance review of our 2010 federal and state tax returns and other tax consulting services.

(d) Other Fees for the year ended December 31, 2011 were for the audit of Prohealth Biotech, Inc., which we hold a majority ownership interest as of December 31, 2011, and in connection with consulting services related to our management reporting processes in our Hayward manufacturing operations.

The aggregate fees for professional services rendered for us by GT for the years ended December 31, 2011 and December 31, 2010 were:

Services Rendered	2011	2010
Audit Fees(a)	—	$1,158,998
Audit Related Fees(b)	—	43,763
Tax Fees	—	—
All Other Fees(c)	$27,152	—
TOTAL FEES	$27,152	$1,202,761

(a) Audit Fees billed for the year ended December 31, 2010 were for the audit of our consolidated financial statements, reviews of (unaudited) interim quarterly financial statements and other services related to the review of documents filed with the SEC.

(b) Audit Related Fees billed in the year ended December 31, 2010 were for the audit of the financial statements of our company sponsored 401(k) plan and certain comfort letter procedures.

(c) All Other Fees for the year ended December 31, 2011 were for services related to the transition from GT to KPMG as our independent registered accounting public accounting firm effective February 28, 2011.

The aggregate fees included in Audit Fees are fees billed for the fiscal year. The aggregate fees included in Audit Related Fees are fees billed in the fiscal year.

Pre-Approval Policies and Procedures

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The audit committee has adopted a policy to require advance approval of all audit and audit related services, tax services and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to such year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform such services. All non-audit services provided by KPMG LLP during fiscal year 2011 and by GT during fiscal years 2010 and 2011 were pre-approved in accordance with the pre-approval policy described above. The audit committee has considered and determined the services provided by KPMG LLP are compatible with KPMG LLP maintaining its independence.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 35

Back to Contents

AUDIT COMMITTEE REPORT

On February 22, 2012, the audit committee reviewed and discussed with management the audited financial statements of the Company. The committee also discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The audit committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence. Based upon the review and discussions referred to above, the committee recommended to the board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

This Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the report be incorporated by reference.

The Audit Committee

Peter R. Terreri (Chairman)

Robert L. Burr

Dr. Allen Chao

Michael Markbreiter

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 36

Back to Contents

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the record date (except as otherwise noted in the footnotes) regarding the beneficial ownership of our common stock by: (i) each person known by us to beneficially own more than five percent of our outstanding common stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table in “Executive Compensation — Summary Compensation Table;” and (iv) all of our directors and executive officers as a group. As of the record date, 67,290,708 shares of our common stock were outstanding. Except as otherwise indicated, to our knowledge, the beneficial owners of shares of common stock listed below have sole voting and investment power with respect to such shares.

Shares Beneficially Owned(1) Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
5% Stockholders:
BlackRock, Inc.	4,050,657(2)	6.0%
40 East 52nd Street New York, NY 10022
FMR LLC	5,037,210(3)	7.5%
82 Devonshire Street Boston, MA 02109
Executive Officers and Directors:
Leslie Z. Benet, Ph.D.	97,856(4)	*
Carole S. Ben-Maimon, M.D.	24,000(5)	*
Robert L. Burr	107,183(6)	*
Allen Chao, Ph.D.	370,429(7)	*
Nigel Ten Fleming, Ph.D.	56,667(8)	*
Larry Hsu, Ph.D.	3,428,971(9)	5.1%
Arthur A. Koch, Jr.	247,526(10)	*
Michael Markbreiter	43,167(11)	*
Michael Nestor	168,098(12)	*
Mark A. Schlossberg	30,000(13)	*
Peter R. Terreri	104,768(14)	*
All directors and executive officers as a group (11 persons)	4,678,665(15)	7.0%

* Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the SEC based on factors such as voting or investment power with respect to shares of our common stock and includes shares of common stock currently issuable or issuable within 60 days of the record date upon the exercise of stock options. Shares of common stock currently issuable or issuable within 60 days of the record date upon the exercise of stock options are deemed to be outstanding in computing the percentage of beneficial ownership of the person holding such securities, but are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. The address for all our directors and executive officers is c/o Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, CA 94544.

(2) Based solely on Schedule 13G/A filed with the SEC on February 13, 2012 by BlackRock, Inc., referred to as “BlackRock.” According to the Schedule 13G/A, BlackRock, in its capacity as a parent holding company or control person for certain of its subsidiaries, BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited, has sole voting and sole investment power over all such shares. The Schedule 13G/A indicates that various persons have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of these shares but that no one person’s interest in the shares is more than five percent of the total outstanding shares of common stock.

(3) Based solely on Schedule 13G jointly filed with the SEC on February 14, 2012 by FMR LLC, referred to as “FMR,” and Edward C. Johnson 3d, Chairman of FMR. According to the Schedule 13G, Fidelity Management & Research Company, referred to “Fidelity,” a wholly owned subsidiary of FMR, is the beneficial owner of 5,021,900 shares as a result of acting as an investment advisor to various investment companies. Each of FMR and Edward D. Johnson 3d has sole dispositive power with respect to such 5,021,900 shares and no voting power with respect to such shares. Voting power with respect to these shares resides with the Board of Trustees of Fidelity. Pyramis Global Advisors Trust Company, referred to as “PGATC,” a wholly owned subsidiary of FMR, is the beneficial owner of 12,610 shares as a result of its serving as an investment advisor to institutional accounts. Each of Edward C. Johnson 3d and FMR has sole voting and dispositive powers with respect to these shares. FIL Limited, together with its foreign-based subsidiaries, referred to as “FIL,” is the beneficial owner of 2,700 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. Such FIL voting stock normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. Although FMR and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Exchange Act, FMR has reported shares held by FIL as if all of the shares are beneficially owned by FMR and FIL on a joint basis. Fidelity’s registered address is 82 Devonshire Street, Boston, Massachusetts 02109. PGATC’s registered address is 900 Salem Street, Smithfield, Rhode Island 02917. FIL Limited’s registered address Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 37

Back to Contents

(4) Represents 9,755 shares of common stock held by Dr. Benet directly, 600 shares of common stock held by The Benet Family Trust, as to which Dr. Benet has shared voting and investment power, and 87,501 shares of common stock underlying options that may be exercised within 60 days of the record date.

(5) Represents 24,000 shares of common stock held by Dr. Ben-Maimon directly. No options to purchase shares of common stock are exercisable within 60 days of the record date.

(6) Represents 53,625 shares of common stock held by Mr. Burr directly, 6,057 shares of common stock held by Robert L. Burr IRA account, as to which Mr. Burr has sole voting and investment power, and 47,501 shares of common stock underlying options that may be exercised within 60 days of the record date.

(7) Represents 43,095 shares of common stock held by Dr. Chao directly, 180,000 shares of common stock held by the Allen Chao and Lee-Hwa Chao Family Trust, 116,000 shares of common stock held by Allen Chao Interest, Ltd. and 20,000 shares of common stock held by MAL Investment, each as to which Dr. Chao has voting and investment power, and 11,334 shares of common stock underlying options that may be exercised within 60 days of the record date.

(8) Represents 10,666 shares of common stock held by Dr. Fleming directly and 46,001 shares of common stock underlying options that may be exercised within 60 days of the record date.

(9) Represents 526,903 shares of common stock held by Dr. Hsu directly, 2,369,568 shares of common stock held by The Hsu Family Trust, as to which Dr. Hsu has voting and investment power, and 532,500 shares of common stock underlying options held by Dr. Hsu that may be exercised within 60 days of the record date. Excludes 135,097 shares of common stock and 109,250 shares of common stock underlying options that may be exercised within 60 days of the record date held by Dr. Hsu’s spouse, as to which Dr. Hsu does not have voting or investment power and disclaims beneficial ownership. Excludes 1,248,295 shares of common stock held in trusts for the benefit of Dr. Hsu’s children, as to which Dr. Hsu does not have voting or investment power and as to which he disclaims beneficial ownership.

(10) Represents 142,526 shares of common stock held by Mr. Koch directly and 105,000 shares of common stock underlying options that may be exercised within 60 days of the record date.

(11) Represents 10,666 shares of common stock held by Mr. Markbreiter directly and 32,501 shares of common stock underlying options that may be exercised within 60 days of the record date.

(12) Represents 59,453 shares of common stock owned by Mr. Nestor directly, 3,645 shares held by Mr. Nestor’s spouse, as to which Mr. Nestor shares voting and investment power, and 105,000 shares of common stock underlying options that may be exercised within 60 days of the record date.

(13) Represents 30,000 shares of common stock owned by Mr. Schlossberg directly. No options to purchase shares of common stock are exercisable within 60 days of the record date.

(14) Represents 22,767 shares of common stock held by Mr. Terreri directly and 82,001 shares of common stock underlying options that may be exercised within 60 days of the record date.

(15) Includes 1,049,339 shares of common stock underlying options that may be exercised within 60 days of the record date.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 38

Back to Contents

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and holders of more than 10% of our stock are required by SEC regulations to provide us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and any written representations that no other reports were required during 2011, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of our stock were complied with during 2011.

STOCKHOLDER PROPOSALS

All stockholder proposals, including stockholder recommendations of potential director nominees, for our 2013 annual meeting must be received by our Corporate Secretary in writing at our principal executive offices located at 30831 Huntwood Avenue, Hayward, California 94544, no later than December 20, 2012 to receive consideration for inclusion in our proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act. If the date of our 2013 annual general meeting is more than 30 days before or 30 days after the anniversary date of our 2012 annual general meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. In addition, the proposal must comply with the requirements of Rule 14a-8 of the Exchange Act, any other applicable rules established by the SEC and our amended and restated bylaws.

Pursuant to our amended and restated bylaws, in order for a stockholder to present a proposal (other than proposals sought to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act) at, or make a nomination for, the 2013 annual meeting, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, our Corporate Secretary at our principal executive offices no earlier than the close of business on January 22, 2013, and not later than the close of business on February 21, 2013. If the date of our 2013 annual general meeting is more than 30 days before or 60 days after the anniversary date of our 2012 annual general meeting, notice must be given not earlier than the 120th day prior to the annual meeting date and not later than the 90th day prior to the annual meeting date or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the annual meeting date is first made by us. Stockholders are also advised to review our amended and restated bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

As to all such matters which we do not have notice on or prior to March 5, 2013 but are nevertheless presented at the 2013 annual meeting, discretionary authority will be granted to the persons designated in our proxy related to the 2013 annual meeting to vote on such matters. If the date of our 2013 annual general meeting is more than 30 days before or 30 days after the anniversary date of our 2012 annual general meeting, discretionary authority to vote will be granted if the notice is not received a reasonable time before we begin to print and mail our proxy materials.

HOUSEHOLDING

In order to reduce printing costs and postage fees, we have adopted the process called “householding” for mailing our annual report and proxy statement to “street name holders,” which refers to stockholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of our annual report and proxy statement, unless we receive contrary instructions from a street name holder at that address.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive multiple copies of our proxy statement and annual report at the same address in the future, you may send a written request to: Mark Donohue, Sr. Director, Investor Relations and Corporate Communications, Impax Laboratories, Inc., 121 New Britain Blvd., Chalfont, Pennsylvania 18914 or by calling Mark Donohue at (215) 558-4526. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. Eligible stockholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting us in the same manner.

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 39

Back to Contents

ANNUAL REPORTS

This proxy statement is accompanied by our 2011 Annual Report to Stockholders which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC, excluding exhibits. Each stockholder solicited under this proxy statement can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, without charge, except for exhibits to such report, by sending a written request to Mark Donohue, Sr. Director, Investor Relations and Corporate Communications, Impax Laboratories, Inc., 121 New Britain Blvd., Chalfont, Pennsylvania 18914. Exhibits to our Annual Report on Form 10-K are available upon written request, as directed above, and payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such stockholders can also access an electronic copy of this proxy statement and our 2011 Annual Report to Stockholders at www.proxyvote.com, which does not have “cookies” that identify visitors to the site. Copies of this proxy statement and our 2011 Annual Report on Form 10-K may also be obtained without charge through the SEC’s website at www.sec.gov.

April 19, 2012

Hayward, California

By Order of the Board of Directors,

Mark A. Schlossberg
Senior Vice President, General Counsel and Corporate Secretary

IMPAX LABORATORIES, INC. – 2012 Notice of Annual Meeting of Stockholders and Proxy Statement – 40

Back to Contents

IMPAX LABORATORIES, INC.
Broadridge Financial Solutions
1717 Arch Street, Suite 1300
Philadelphia, PA 19103

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Leslie Z. Benet, Ph.D. 02 Robert L. Burr 03 Allen Chao, Ph.D. 04 Nigel Ten Fleming,Ph.D. 05 Larry Hsu, Ph.D.
06 Michael Markbreiter 07 Peter R. Terreri

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, by non-binding vote, executive compensation.	☐	☐	☐
3 Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon other matters as may properly come before the 2012 Annual Meeting of Stockholders or any adjournment or postponement thereof.

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000137292_1 R1.0.0.11699

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

IMPAX LABORATORIES, INC.
Annual Meeting of Stockholders
May 22, 2012 9:00 AM PDT
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby constitutes and appoints Michael Nestor and Carole Ben-Maimon, M.D., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the 2012 Annual Meeting of Stockholders of Impax Laboratories, Inc. to be held on the 22nd day of May, 2012, and at any adjournment or postponement thereof, and to vote all of the shares of common stock of Impax Laboratories, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSAL 2 AND "FOR" PROPOSAL 3.

BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Continued and to be signed on reverse side

0000137292_2 R1.0.0.11699